                                BMC INDUSTRIES, INC.
                          SAVINGS AND PROFIT SHARING PLAN





                        As restated Effective Generally as of September 1, 1998
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                                BMC INDUSTRIES, INC.
                          SAVINGS AND PROFIT SHARING PLAN


                                 Table of Contents

                                                                           Page
                                                                           ----

Article 1. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1
     1.1. Plan Name. . . . . . . . . . . . . . . . . . . . . . . . . . . .    1
     1.2. Plan Description.. . . . . . . . . . . . . . . . . . . . . . . .    1
     1.3. Plan Purposes. . . . . . . . . . . . . . . . . . . . . . . . . .    1
     1.4. Plan Background. . . . . . . . . . . . . . . . . . . . . . . . .    1

Article 2. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3
     2.1. Eligibility Requirements.. . . . . . . . . . . . . . . . . . . .    3
     2.2. Transfer Among Participating Employers or Business Units.. . . .    4
     2.3. Multiple Employment. . . . . . . . . . . . . . . . . . . . . . .    4
     2.4. Reentry. . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4
     2.5. Condition of Participation.. . . . . . . . . . . . . . . . . . .    4
     2.6. Termination of Participation . . . . . . . . . . . . . . . . . .    4

Article 3. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5
     3.1. Before-Tax Contributions.. . . . . . . . . . . . . . . . . . . .    5
     3.2. Matching Contributions.. . . . . . . . . . . . . . . . . . . . .    6
     3.3. Profit Sharing Contributions.. . . . . . . . . . . . . . . . . .    8
     3.4. After-Tax Contributions. . . . . . . . . . . . . . . . . . . . .    9
     3.5. Rollovers and Transfers. . . . . . . . . . . . . . . . . . . . .   11
     3.6. Corrective Contributions.. . . . . . . . . . . . . . . . . . . .   11

Article 4. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12
     4.1. Establishment of Accounts. . . . . . . . . . . . . . . . . . . .   12
     4.2. Valuation and Account Adjustment.. . . . . . . . . . . . . . . .   12
     4.3. Allocations Do Not Create Rights.. . . . . . . . . . . . . . . .   13

Article 5. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   14
     5.1. Establishment of Investment Funds. . . . . . . . . . . . . . . .   14
     5.2. Contribution Investment Directions.. . . . . . . . . . . . . . .   14
     5.3. Transfer Among Investment Funds. . . . . . . . . . . . . . . . .   15
     5.4. BMC Common Stock Fund. . . . . . . . . . . . . . . . . . . . . .   15
     5.5. Investment Direction Responsibility Resides With Participants. .   16
     5.6. Beneficiaries and Alternate Payees . . . . . . . . . . . . . . .   16

Article 6. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   17
     6.1. Hardship Withdrawals from Before-Tax Contribution Account. . . .   17
     6.2. Other Withdrawals from Before-Tax Contribution Account . . . . .   18
     6.3. Withdrawals from After-Tax Contribution Account. . . . . . . . .   18
     6.4. Withdrawals from Rollover Account. . . . . . . . . . . . . . . .   19


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     6.5.  Rules for Withdrawals.. . . . . . . . . . . . . . . . . . . . .   19
     6.6.  No Withdrawals from Matching Contribution Account, Profit
            Sharing  Contribution Account or Profit Sharing Plan
            Rollover Account . . . . . . . . . . . . . . . . . . . . . . .   19
     6.7.  Plan Loans. . . . . . . . . . . . . . . . . . . . . . . . . . .   19

Article 7. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   23
     7.1.  Vesting.. . . . . . . . . . . . . . . . . . . . . . . . . . . .   23
     7.2.  Forfeiture Upon Distribution. . . . . . . . . . . . . . . . . .   25
     7.3.  Other Forfeitures.. . . . . . . . . . . . . . . . . . . . . . .   25
     7.4.  Application of Forfeitures. . . . . . . . . . . . . . . . . . .   26

Article 8. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   27
     8.1.  Form and Time of Distribution.. . . . . . . . . . . . . . . . .   27
     8.2.  Beneficiary Designation.. . . . . . . . . . . . . . . . . . . .   32
     8.3.  Assignment, Alienation of Benefits. . . . . . . . . . . . . . .   33
     8.4.  Payment in Event of Incapacity. . . . . . . . . . . . . . . . .   33
     8.5.  Payment Satisfies Claims. . . . . . . . . . . . . . . . . . . .   33
     8.6.  Disposition if Distributee Cannot be Located. . . . . . . . . .   33
     8.7.  Direct Rollovers and Transfers. . . . . . . . . . . . . . . . .   33

Article 9. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   35
     9.1.  Before-Tax Contribution Dollar Limitation . . . . . . . . . . .   35
     9.2.  Actual Deferral Percentage Limitations. . . . . . . . . . . . .   35
     9.3.  Actual Contribution Percentage Limitations. . . . . . . . . . .   38
     9.4.  Multiple Use Limitation.. . . . . . . . . . . . . . . . . . . .   40
     9.5.  Earnings or Losses on Excess Contributions. . . . . . . . . . .   41
     9.6.  Aggregate Defined Contribution Limitations. . . . . . . . . . .   41
     9.7.  Aggregate Defined Contribution/Defined Benefit Limitations. . .   43
     9.8.  Administrator's Discretion. . . . . . . . . . . . . . . . . . .   44

Article 10.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   45
     10.1. Computation Period. . . . . . . . . . . . . . . . . . . . . . .   45
     10.2. Vesting Service . . . . . . . . . . . . . . . . . . . . . . . .   45
     10.3. Hour of Service.. . . . . . . . . . . . . . . . . . . . . . . .   45
     10.4. One-Year Break in Service . . . . . . . . . . . . . . . . . . .   47
     10.5. Loss of Service . . . . . . . . . . . . . . . . . . . . . . . .   48
     10.6. Pre-Acquisition Service . . . . . . . . . . . . . . . . . . . .   48

Article 11.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   49
     11.1. Adoption by Affiliated Organizations. . . . . . . . . . . . . .   49
     11.2. Authority to Amend and Procedure. . . . . . . . . . . . . . . .   49
     11.3. Authority to Terminate and Procedure. . . . . . . . . . . . . .   49
     11.4. Vesting Upon Termination, Partial Termination or Discontinuance
            of Contributions . . . . . . . . . . . . . . . . . . . . . . .   50
     11.5. Distribution Following Termination, Partial Termination or
            Discontinuance of Contributions. . . . . . . . . . . . . . . .   50

Article 12.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   51
     12.1. Account . . . . . . . . . . . . . . . . . . . . . . . . . . . .   51


                                          ii
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     12.2.  Active Participant . . . . . . . . . . . . . . . . . . . . . .   51
     12.3.  Administrator. . . . . . . . . . . . . . . . . . . . . . . . .   51
     12.4.  Affiliated Organization. . . . . . . . . . . . . . . . . . . .   51
     12.5.  After-Tax Contribution Account . . . . . . . . . . . . . . . .   51
     12.6.  After-Tax Contributions. . . . . . . . . . . . . . . . . . . .   51
     12.7.  Before-Tax Contribution Account. . . . . . . . . . . . . . . .   51
     12.8.  Before-Tax Contributions . . . . . . . . . . . . . . . . . . .   51
     12.9.  Beneficiary. . . . . . . . . . . . . . . . . . . . . . . . . .   51
     12.10. Board. . . . . . . . . . . . . . . . . . . . . . . . . . . . .   51
     12.11. Code . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   52
     12.12. Committee. . . . . . . . . . . . . . . . . . . . . . . . . . .   52
     12.13. Company. . . . . . . . . . . . . . . . . . . . . . . . . . . .   52
     12.14. Company Stock. . . . . . . . . . . . . . . . . . . . . . . . .   52
     12.15. Consent of Spouse. . . . . . . . . . . . . . . . . . . . . . .   52
     12.16. Disabled . . . . . . . . . . . . . . . . . . . . . . . . . . .   52
     12.17. Effective Date . . . . . . . . . . . . . . . . . . . . . . . .   52
     12.18. Eligible Earnings. . . . . . . . . . . . . . . . . . . . . . .   52
     12.19. Employee . . . . . . . . . . . . . . . . . . . . . . . . . . .   53
     12.20. Excess Eligible Earnings . . . . . . . . . . . . . . . . . . .   53
     12.21. Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   53
     12.22. Governing Law. . . . . . . . . . . . . . . . . . . . . . . . .   53
     12.23. Headings . . . . . . . . . . . . . . . . . . . . . . . . . . .   53
     12.24. Highly Compensated Employee. . . . . . . . . . . . . . . . . .   53
     12.25. Matching Contribution Account. . . . . . . . . . . . . . . . .   54
     12.26. Matching Contributions . . . . . . . . . . . . . . . . . . . .   54
     12.27. Normal Retirement Date . . . . . . . . . . . . . . . . . . . .   54
     12.28. Number and Gender. . . . . . . . . . . . . . . . . . . . . . .   54
     12.29. Participant. . . . . . . . . . . . . . . . . . . . . . . . . .   54
     12.30. Participating Business Unit. . . . . . . . . . . . . . . . . .   54
     12.31. Participating Employer . . . . . . . . . . . . . . . . . . . .   54
     12.32. Plan . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   55
     12.33. Plan Rule. . . . . . . . . . . . . . . . . . . . . . . . . . .   55
     12.34. Plan Year. . . . . . . . . . . . . . . . . . . . . . . . . . .   55
     12.35. Profit Sharing Contribution Account. . . . . . . . . . . . . .   55
     12.36. Profit Sharing Contributions . . . . . . . . . . . . . . . . .   55
     12.37. Profit Sharing Plan Rollover Account . . . . . . . . . . . . .   55
     12.38. Qualified Employee.. . . . . . . . . . . . . . . . . . . . . .   55
     12.39. Rollover Account . . . . . . . . . . . . . . . . . . . . . . .   55
     12.40. Section 415 Wages. . . . . . . . . . . . . . . . . . . . . . .   56
     12.41. Termination of Employment. . . . . . . . . . . . . . . . . . .   56
     12.42. Testing Wages. . . . . . . . . . . . . . . . . . . . . . . . .   57
     12.43. Treasury Regulations . . . . . . . . . . . . . . . . . . . . .   57
     12.44. Trust. . . . . . . . . . . . . . . . . . . . . . . . . . . . .   57
     12.45. Trustee. . . . . . . . . . . . . . . . . . . . . . . . . . . .   57

Article 13.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   58
     13.1.  Named Fiduciary. . . . . . . . . . . . . . . . . . . . . . . .   58
     13.2.  Committee. . . . . . . . . . . . . . . . . . . . . . . . . . .   58
     13.3.  Administrator. . . . . . . . . . . . . . . . . . . . . . . . .   60


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     13.4. Compensation and Expenses . . . . . . . . . . . . . . . . . . .   60
     13.5. Adoption of Rules . . . . . . . . . . . . . . . . . . . . . . .   60
     13.6. Discretion. . . . . . . . . . . . . . . . . . . . . . . . . . .   61
     13.7. Indemnification . . . . . . . . . . . . . . . . . . . . . . . .   61
     13.8. Benefit Claim Procedure . . . . . . . . . . . . . . . . . . . .   61
     13.9. Correction of Errors. . . . . . . . . . . . . . . . . . . . . .   61

Article 14.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   63
     14.1. Merger, Consolidation, Transfer of Assets . . . . . . . . . . .   63
     14.2. Limited Reversion of Fund.. . . . . . . . . . . . . . . . . . .   63
     14.3. Top-Heavy Provisions. . . . . . . . . . . . . . . . . . . . . .   63
     14.4. No Employment Rights Created. . . . . . . . . . . . . . . . . .   67
     14.5. Special Provisions. . . . . . . . . . . . . . . . . . . . . . .   67
     14.6. Qualified Military Service. . . . . . . . . . . . . . . . . . .   67
     14.7. Short Plan Years. . . . . . . . . . . . . . . . . . . . . . . .   69

                                BMC INDUSTRIES, INC.
                          SAVINGS AND PROFIT SHARING PLAN


                                      ARTICLE
                                         1.
                              Description and Purpose


1.1. PLAN NAME. The name of the Plan is the "BMC Industries, Inc. Savings and Profit Sharing Plan."

1.2. PLAN DESCRIPTION. The Plan is a profit sharing plan providing for Before-Tax Contributions pursuant to a qualified cash or deferred arrangement, Matching Contributions, Profit Sharing Contributions and After-Tax Contributions. The Plan is intended to qualify under Code section 401(a) and to satisfy the requirements of Code sections 401(k) and 401(m). Notwithstanding the designation of the Plan as a profit sharing plan, a Participating Employer may make contributions to the Plan even though it has no current or accumulated earnings or profits.

1.3. PLAN PURPOSES. The purposes of the Plan are to promote effort and cooperation on the part of Active Participants, to provide a measure of economic security to each Active Participant by accumulating contributions for distribution upon retirement, as a supplement to other resources then available, and to permit Active Participants to share in the profits and growth of their Participating Employers.

1.4.   PLAN BACKGROUND.

       (a) The Company adopted the established Plan effective as of April 1, 1979, as an employee thrift and profit sharing plan with after-tax employee contributions and employer matching contributions made from current or accumulated profits.

       (b) Effective generally as of July 1, 1984, the Plan was restated in the manner set forth in the 1984 Restatement to provide, among other things, for the investment of employer matching contributions in Company Stock.

       (c) Effective generally as of July 1, 1985, the Plan was restated in the manner set forth in the 1985 Revision for purposes of incorporating into the Plan a cash or deferred arrangement pursuant to Code section 401(k).

       (d) Effective generally as of January 1, 1987, the Plan was restated in the manner set forth in the 1987 Revision to satisfy the requirements of the Tax Reform Act of 1986.

       (e) Effective generally as of January 1, 1994, the Plan was restated in the manner set forth in the 1994 Revision to comply with changes in applicable law and make certain other miscellaneous changes.

       (f) Effective as of the close of business on August 31, 1998, the BMC Industries, Inc. Profit Sharing Plan was merged into the Plan. To reflect the merger and changes in applicable law, including the Small Business Job Protection Act, the Uruguay Round Agreements Act and the Uniformed Services Employment and Reemployment Rights Act of 1994, and to make other miscellaneous changes to the Plan, the Plan was restated effective generally as of September 1, 1998 and, in connection therewith, the name of the Plan was changed to the BMC Industries, Inc. Savings and Profit Sharing Plan.

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                                      ARTICLE
                                         2.
                                    Eligibility


2.1.   ELIGIBILITY REQUIREMENTS.

       (a)    An Employee is eligible to participate in the Plan

              (i) for the purposes of having Before-Tax Contributions made on his or her behalf, making After-Tax Contributions and having a rollover or transfer made on his or her behalf pursuant to Section 3.5, on the day on which he or she first completes an Hour of Service of the type specified at
                     Section 10.3(a)(i) as a Qualified Employee;

              (ii) for the purpose of having Matching Contributions made on his or her behalf, on the first day of the calendar quarter that falls on or next follows the last day of the first Computation Period of the type specified in Section 10.1(a) during which he or she completes at least 1000 Hours of Service, if he or she is a Qualified Employee on the date on which he or she would otherwise be eligible to participate; and

              (iii) for the purpose of having Profit Sharing Contributions made on his or her behalf, as of the January 1 that falls on or last precedes the last day of the first Computation Period of the type specified in Section 10.1(a) during which he or she completes at least 1000 Hours of Service, if he or she is a Qualified Employee on the last day of that Computation Period.

       (b) If an Employee who terminates employment before the day on which he or she would otherwise be eligible to participate in the Plan pursuant to clause (ii) or (iii) of Subsection (a) again becomes an Employee after that day:

              (i) if he or she terminated employment before completing at least 1000 Hours of Service during a Computation Period of the type described in Section 10.1(a), he or she will be treated as a new Employee and his or her previous service will be disregarded in determining his or her new Computation Period pursuant to Section 10.1(a); or

              (ii) if he or she terminated employment after completing at least 1000 Hours of Service during a Computation Period of the type described in Section 10.1(a), he or she will become eligible to participate in the Plan for the purposes specified in clause (ii) and (iii) of Subsection (a) as of the first following date on which he or she completes an Hour of Service of the type specified at Section 10.3(a)(i) as a Qualified Employee.

       (c) If an Employee is not a Qualified Employee on the day on which he or she would otherwise be eligible to participate in the Plan for a specified purpose, he or she will become eligible to participate in the Plan for that purpose as of the first following date on which he or she completes an Hour of Service of the type specified at Section 10.3(a)(i) as a Qualified Employee.

       (d) Notwithstanding Subsection (a), in conjunction with an acquisition, the Company's Board may specify a special entry date for those Qualified Employees with respect to whom pre-acquisition service is taken into account pursuant to Section 10.6.

2.2. TRANSFER AMONG PARTICIPATING EMPLOYERS OR BUSINESS UNITS. A Participant who transfers from one Participating Employer or Participating Business Unit to another Participating Employer or Participating Business Unit as a Qualified Employee will participate in the Plan for the Plan Year during which the transfer occurs on the basis of his or her separate Eligible Earnings for the Plan Year from each such Participating Employer or Participating Business Unit, as the case may be.

2.3. MULTIPLE EMPLOYMENT. A Participant who is simultaneously employed as a Qualified Employee with more than one Participating Employer or Participating Business Unit will participate in the Plan as a Qualified Employee of all such Participating Employers or Participating Business Units on the basis of his or her separate Eligible Earnings from each such Participating Employer or Participating Business Unit, as the case may be.

2.4. REENTRY. An Active Participant who ceases to be a Qualified Employee will resume active participation in the Plan as of the first following date on which he or she completes an Hour of Service of the type specified at Section 10.3(a)(i) as a Qualified Employee.

2.5. CONDITION OF PARTICIPATION. Each Qualified Employee, as a condition of participation, is bound by all of the terms and conditions of the Plan and must furnish to the Administrator such pertinent information and execute such instruments as the Administrator may require.

2.6. TERMINATION OF PARTICIPATION. A Participant will cease to be such as of the later of the date on which

       (a)    he or she ceases to be a Qualified Employee or

       (b) all benefits, if any, to which he or she is entitled under the Plan have been distributed.

                                      ARTICLE
                                         3.
                                   Contributions


3.1.   BEFORE-TAX CONTRIBUTIONS.

       (a) Subject to the limitations described in Article 9, for each Plan Year an Active Participant's Participating Employer will make Before-Tax Contributions on behalf of the Participant in the amount by which the Participant's Eligible Earnings from the Participating Employer for the Plan Year have been reduced in accordance with the succeeding provisions of this section. Before-Tax Contributions will be paid to the Trustee as soon as administratively practicable after the date on which the Active Participant would have received the Eligible Earnings but for his or her election pursuant to this section but in no case later than the fifteenth business day of the month following the month during which the Participant would have received the Eligible Earnings but for his or her election pursuant to this section.

       (b) Except as provided in Subsection (c), a Participant's Eligible Earnings will be reduced in accordance with the following rules -

              (i) An Active Participant may elect to reduce his or her Eligible Earnings by any one percent increment from one percent to a maximum percentage specified in Plan Rules and the elected percentage will automatically apply to the Active Participant's Eligible Earnings as adjusted from time to time. Plan Rules may specify a lower maximum percentage for Active Participants who are Highly Compensated Employees. Neither reductions in Eligible Earnings nor Before-Tax Contributions will be made on behalf of a Participant with respect to a period during which he or she is not an Active Participant.

              (ii) Reductions to an Active Participant's Eligible Earnings will commence as soon as administratively practicable after the date on which the Administrator or the Administrator's designate receives a complete and accurate election.

              (iii) An Active Participant may change the percentage rate at which his or her Eligible Earnings will be reduced. The change will be effective as soon as administratively practicable after the date on which the Administrator or the Administrator's designate receives a complete and accurate election of such change.

              (iv) An Active Participant may suspend Eligible Earnings reductions. The suspension will be effective as soon as administratively practicable after the date on which the Administrator or the Administrator's designate receives a complete and accurate election of such suspension. Eligible Earnings reductions for an Active Participant who makes a hardship withdrawal under Section 6.1 will be automatically suspended for the 12-month period beginning on the date of the withdrawal distribution.

              (v) An Active Participant whose Eligible Earnings reductions have ceased by reason of automatic or voluntary suspension may, after the end of the suspension period, resume Eligible Earnings reductions in accordance with clause
                     (ii).

       (c) Elections pursuant to this section and Eligible Earnings reductions must be made in accordance with and are subject to Plan Rules. Only Eligible Earnings payable after an Active Participant's complete and accurate election has been received and become effective will be reduced pursuant to the election. If any election is not processed on a timely basis, or if, for any reason, an Active Participant's Eligible Earnings are not reduced in accordance with the Participant's election, no retroactive adjustments will be made to take into account the effect of any such delay or failure.

3.2.   MATCHING CONTRIBUTIONS.

       (a) Subject to Subsection (d) and the limitations described in Article 9, the Participating Employer of an eligible Participant will make a Matching Contribution on behalf of the Participant for a calendar quarter in an amount, if any, equal to 25 percent of the lesser of (i) the Before-Tax Contributions made by the Participating Employer on the Participant's behalf for the calendar quarter and (ii) six percent of the Participant's Eligible Earnings from the Participating Employer for the calendar quarter. For this purpose, an eligible Participant with respect to a given calendar quarter is a Participant who

              (i) is a Qualified Employee who is either on active status or paid leave of absence on the last day of the calendar quarter or

              (ii)   terminated employment during the calendar quarter

                     (1)    at or after his or her Normal Retirement Date

                     (2)    on account of his or her death

                     (3)    on account of his or her becoming Disabled or

                     (4) following his or her attainment of age 60 if the sum of his or her age and years of Vesting Service equals or exceeds 65;

                     provided, that this condition will be applied only with respect to a Participant, such sole application being made for the calendar quarter during which this clause (ii) first applies and the condition under clause (i) is not satisfied.

       (b) Subject to Subsection (d) and the limitations described in Article 9, the Participating Employer of an eligible Participant will make a Matching Contribution on behalf of the Participant for a Plan Year in an amount, if any, equal to a percentage, determined by the Participating Employer's Board, of the lesser of (i) the Before-Tax Contributions made by the Participating Employer on the Participant's behalf for the Plan Year and (ii) six percent of the Participant's Eligible Earnings from the Participating Employer for the Plan Year; provided, that the percentage may be different for eligible Participants employed in different Participating Business Units of the Participating Employer based on the annual profit performance of each Participating Business Unit, as determined by the Participating Employer's Board. For this purpose, an eligible Participant with respect to a given Plan Year is a Participant who

              (i) is a Qualified Employee who is either on active status or paid leave of absence on the last day of the Plan Year or

              (ii)   terminated employment during the Plan Year

                     (1)    at or after his or her Normal Retirement Date

                     (2)    on account of his or her death

                     (3)    on account of his or her becoming Disabled or

                     (4) following his or her attainment of age 60 if the sum of his or her age and years of Vesting Service equals or exceeds 65;

                     provided, that this condition will be applied only with respect to a Participant, such sole application being made for the calendar quarter during which this clause (ii) first applies and the condition under clause (i) is not satisfied.

       (c) A Participating Employer's Matching Contributions for a Plan Year will be paid to the Trustee on such date or dates during or following such Plan Year as the Participating Employer may elect but in no case more than 12 months after the end of the Plan Year.

       (d) No Matching Contribution will be made with respect to any portion of a Participant's Before-Tax Contributions returned to the Participant pursuant to Article 9. For this purpose, Before-Tax Contributions with respect to which no Matching Contributions are made for a Plan Year will be deemed to be the first such contributions returned to the Participant. If the Administrator determines that Matching Contributions that have been added to a Participant's Matching Contribution Account should not have been added by reason of this subsection, the contributions, increased by Fund earnings or decreased by Fund losses attributable to the contributions as determined under Section 9.5, will be subtracted from the Account as soon as administratively practicable after the determination is made and will be applied to satisfy the contribution obligations of the Participating Employer that made the excess contributions for the Plan Year for which the excess contributions were made. If, because of the passage of time, the excess cannot be applied in this way, the excess will be allocated, in the discretion of the Administrator

              (i) among the Matching Contribution Accounts of all Participants who made Before-Tax Contributions for the Plan Year as Qualified Employees of the Participating Employer in proportion to such Before-Tax Contributions up to six percent of Eligible Earnings, or

              (ii)   as a corrective contribution pursuant to Section 3.6.

3.3.   PROFIT SHARING CONTRIBUTIONS.

       (a) Subject to the limitations described in Article 9, for each Plan Year a Participating Employer will make a Profit Sharing Contribution in an amount equal to the sum of:

              (i) three percent of the aggregate Eligible Earnings for the Plan Year of all Participant's eligible to share in the contribution for the Plan Year plus

              (ii) an additional amount, if any, separately determined by the Participating Employer's Board for each of its Participating Business Units based on the annual profit performance of each Participating Business Unit.

       (b) To be eligible to share in a Participating Employer's Profit Sharing Contribution for a particular Plan Year, a Participant must have received Eligible Earnings for the Plan Year from the Participating Employer and either -

              (i) completed at least 1000 Hours of Service during the Plan Year and been employed as a Qualified Employee who is either on active status or paid leave of absence on the last day of the Plan Year or

              (ii)   terminated employment during the Plan Year

                     (1)    at or after his or her Normal Retirement Date

                     (2)    on account of his or her death

                     (3)    on account of his or her becoming Disabled or

                     (4) following his or her attainment of age 60 if the sum of his or her age and years of Vesting Service equals or exceeds 65;

                     provided, that this condition will be applied only once with respect to a Participant, such sole application being made for the Plan Year during which this clause (ii) first applies and the condition under clause (i) is not satisfied.

       (c) Subject to the limitations described in Article 9, a Participating Employer's Profit Sharing Contribution for a Plan Year will be allocated among Participants who have satisfied the eligibility conditions under Subsection (b) for the Plan Year as follows:

              (i) The Participating Employer's contribution described in Subsection (a)(i) will be allocated to each eligible Participant in the same proportion that his or her Eligible Earnings for the Plan Year bears to the aggregate Eligible Earnings for the Plan Year of all Participants eligible to share in the Participating Employer's contribution.

              (ii) The Participating Employer's contribution described in Subsection (a)(ii) with respect to a given Participating Business Unit will be allocated to each eligible Participant who received Eligible Earnings for the Plan Year with respect to services for the Participating Business Unit (other than administrative services with respect to which he or she is included in the Corporate Participating

                     Business Unit unless the contribution relates to the Corporate Participating Business Unit) as follows:

                     (1) An amount equal to three percent of his or her Excess Eligible Earnings for the Plan Year. If, however, the contribution is less than three percent of the aggregate Excess Eligible Earnings of all Participants eligible to share in the contribution with respect to the Participating Business Unit, the contribution will be allocated to each such eligible Participant in the same proportion that his or her Excess Eligible Earnings for the Plan Year bears to the aggregate Excess Eligible Earnings for the Plan Year of all Participants eligible to share in the contribution with respect to the Participating Business Unit.

                     (2) To the extent the contribution is not exhausted after it has been allocated under clause (1), each eligible Participant's share of the remainder will be an amount equal to two and seven-tenths percent of the sum of his or her Eligible Earnings plus his or her Excess Eligible Earnings for the Plan Year. If, however, the contribution is less than two and seven-tenths percent of the sum of the aggregate Eligible Earnings plus the aggregate Excess Eligible Earnings of all Participants eligible to share in the contribution with respect to the Participating Business Unit, the contribution will be allocated to each such eligible Participant in the same proportion that the sum of his or her Eligible Earnings plus his or her Excess Eligible Earnings for the Plan Year bears to the sum of the aggregate Eligible Earnings plus the aggregate Excess Eligible Earnings for the Plan Year of all such eligible Participants.

                     (3) To the extent the contribution is not exhausted after it has been allocated pursuant to clauses (1) and (2), the balance, if any, will be allocated to each Participant eligible to share in the contribution with respect to the Participating Business Unit in the same proportion that his or her Eligible Earnings for the Plan Year bears to the aggregate Eligible Earnings for the Plan Year of all such eligible Participants.

       (d) A Participating Employer's Profit Sharing Contribution for a Plan Year, if any, will be paid to the Trustee on such date or dates during or following such Plan Year as the Participating Employer may elect but in no case more than 12 months after the end of the Plan Year.

3.4.   AFTER-TAX CONTRIBUTIONS.

       (a) Subject to the limitations described in Article 9, an Active Participant may make After-Tax Contributions in accordance with the succeeding provisions of this section. An Active Participant is not required to make After-Tax Contributions as a condition of having Before-Tax Contributions, Matching Contributions or Profit Sharing Contributions made on his or her behalf. After-Tax Contributions will be paid to the Trustee as soon as administratively practicable after the date on which the Active Participant would have received the Eligible Earnings but for his or her election pursuant to this section but in no case later than the fifteenth business day of the month following the month during which the Participant would have received the Eligible Earnings but for his or her election pursuant to his section.

       (b) Except as provided in Subsection (c), After-Tax Contributions will be made in accordance with the following rules -

              (i) An Active Participant may elect to contribute any one percent increment of his or her Eligible Earnings from one percent to a maximum percentage specified in Plan Rules and the elected percentage will automatically apply to the Active Participant's Eligible Earnings as adjusted from time to time. Plan Rules may specify a lower maximum percentage (which may be zero) for Active Participants who are Highly Compensated Employees. Neither deductions from Eligible Earnings nor After-Tax Contributions will be made on behalf of a Participant with respect to a period during which he or she is not an Active Participant.

              (ii) An Active Participant's After-Tax Contributions will commence as soon as administratively practicable after the date on which the Administrator or the Administrator's designate receives a complete and accurate election.

              (iii) An Active Participant may change the percentage rate of his or her After-Tax Contributions. The change will be effective as soon as administratively practicable after the date on which the Administrator or the Administrator's designate receives a complete and accurate election of such change.

              (iv) An Active Participant may suspend his or her After-Tax Contributions. The suspension will be effective as soon as administratively practicable after the date on which the Administrator or the Administrator's designate receives a complete and accurate election of such suspension. After-Tax Contributions by an Active Participant who makes a hardship withdrawal under Section 6.1 will be automatically suspended for the 12-month period beginning on the date of the withdrawal distribution.

              (v) An Active Participant whose After-Tax Contributions have ceased by reason of automatic or voluntary suspension may, after the end of the suspension period, resume After-Tax Contributions in accordance with clause (ii).

       (c) Elections pursuant to this section and After-Tax Contributions must be made in accordance with and are subject to Plan Rules. Only Eligible Earnings payable after an Active Participant's complete and accurate election has been received and become effective will be subject to deduction pursuant to the election. If any election is not processed on a timely basis, or if, for any reason, an Active Participant's After-Tax Contributions are not made in accordance with the Participant's election, no retroactive adjustments will be made to take into account the effect of any such delay or failure. Plan Rules, however, may permit an Active Participant to make After-Tax Contributions during any remaining portion of the Plan Year during which the delay or failure occurred at more than the otherwise applicable maximum percentage to adjust for the effect of the delay or failure so long as the After-Tax Contributions for the Plan Year do not exceed the applicable maximum percentage or the limitations described in
              Article 9.

3.5.   ROLLOVERS AND TRANSFERS.

       (a) With the prior consent of the Administrator, an Active Participant may contribute to the Trust, in a direct rollover pursuant to Code section 401(a)(31) or within 60 days of receipt,

              (i) an amount paid or distributed out of an individual retirement account to which the only contributions have been one or more eligible rollover distributions, within the meaning of Code section 402(c)(4), from a plan qualified under Code section 401(a), or

              (ii) an eligible rollover distribution from such a qualified plan.

       (b) With the prior consent of the Administrator, an Active Participant's accounts under another tax-qualified plan may be transferred directly to the Trust. Other than in connection with an acquisition, such a transfer will not be permitted if, as a result of the transfer, the Plan would be required to provide any option with respect to the form or time of distribution or any other benefit, right or feature not available under the Plan prior to the transfer.

       (c) Other than in connection with an acquisition, any contribution or transfer to the Trust pursuant to this section must be made in cash and will be added to the Participant's Rollover Account.

3.6. CORRECTIVE CONTRIBUTIONS. For any Plan Year a Participating Employer may, but is not required to, contribute to the Matching Contribution Accounts or Profit Sharing Contribution Accounts, or both, of Active Participants who are not Highly Compensated Employees, or any group of such Participants identified by the Participating Employer's Board, such amounts as it deems advisable to assist the Plan in satisfying the requirements of Section 9.2, 9.3 or 9.4, or any other requirement under the Code or Treasury Regulations, for the Plan Year. Contributions to such Participants' Matching Contribution Accounts will be allocated in proportion to the Before-Tax Contributions made on their behalf for the Plan Year up to six percent of Eligible Earnings. Contributions to such Participants' Profit Sharing Contribution Accounts will be allocated in proportion to their respective Eligible Earnings from the Participating Employer for the Plan Year. Any amount allocated to a Participant's Matching Contribution Account or Profit Sharing Contribution Account pursuant to this section which is used to satisfy the requirements of
       Section 9.2, 9.3 or 9.4 will be added to a separate subaccount with respect to which gains, losses, withdrawals and other credits or charges are separately allocated on a reasonable and consistent basis pursuant to
       Section 4.2.

                                      ARTICLE
                                         4.
                               Accounts and Valuation


4.1. ESTABLISHMENT OF ACCOUNTS. For each Participant, the following Accounts will be established and maintained:

       (a) A Before-Tax Contribution Account, to which there will be added any Before-Tax Contributions made on the Participant's behalf;

       (b) A Matching Contribution Account, which will include the balance of his or her employer contribution account under prior provisions of the Plan and to which there will be added any Matching Contributions made on the Participant's behalf;

       (c) A Profit Sharing Contribution Account, which will include the balance of his or her profit sharing account under the BMC Industries, Inc. Profit Sharing Plan and to which there will be added any Profit Sharing Contributions made on the Participant's behalf;

       (d) An After-Tax Contribution Account, which will include the balance of his or her supplemental contribution account and employee basic contribution account under prior provisions of the Plan and to which there will be added any After-Tax Contributions made by the Participant; and

       (e) A Rollover Account, to which there will be added any rollover or trust-to-trust transfer made on the Participant's behalf pursuant to Section 3.5; and

       (f) A Profit Sharing Plan Rollover Account which will consist solely of the balance of his or her rollover account under the BMC Industries, Inc. Profit Sharing Plan.

       One or more additional accounts may be established and maintained for any Participant or group of similarly situated Participants in connection with the merger of another plan into the Plan, in which case provisions of the Plan applicable solely to such accounts will be set forth on an exhibit to the Plan in accordance with Section 14.5.

4.2. VALUATION AND ACCOUNT ADJUSTMENT. As of the close of business on each day on which the New York Stock Exchange is open for regular business, each Participant's Accounts within each investment fund established pursuant to Section 5.1 will be adjusted, in a manner determined by the Administrator to be uniform and equitable, for income, expense, gains and losses of the investment fund, as well as contributions, withdrawals, loans, loan repayments, satisfaction of unpaid indebtedness in accordance with Section 6.7(h)(iv), distributions and similar activity, since the last prior adjustment.

4.3. ALLOCATIONS DO NOT CREATE RIGHTS. The fact that allocations are made and credited to the Accounts of a Participant does not vest in the Participant any right, title or interest in or to any portion of the Fund except at the time or times and upon the terms and conditions expressly set forth in the Plan. Notwithstanding any allocation or addition to the Account of any Participant, the issuance of any statement to the Participant or a Beneficiary of a deceased Participant or the distribution of all or a portion of any Account balance, the Administrator may direct the Account to be adjusted to the extent necessary to correct any error in the Account, whether caused by misapplication of any provision of the Plan or otherwise, and may recover from the Participant or Beneficiary the amount of any excess distribution.

                                      ARTICLE
                                         5.
                          Participant Investment Direction


5.1.   ESTABLISHMENT OF INVESTMENT FUNDS.

       (a) In order to allow each Participant to determine the manner in which his or her Accounts will be invested, the Trustee will maintain, within the Trust, three or more separate investment funds of such nature and possessing such characteristics as the Committee may specify from time to time. Each Participant's Accounts will be invested in the investment funds in the proportions directed by the Participant in accordance with the procedures set forth in Sections 5.2 and 5.3.

       (b) In addition to the investment funds maintained pursuant to Subsection (a), the Trustee will maintain, within the Trust, the BMC Common Stock Fund which will be invested in shares of Company Stock except for such amounts of cash as the Trustee determines to be necessary to satisfy short-term liquidity requirements and cash held pending acquisition of shares of Company Stock. Shares of Company stock held in the BMC Common Stock Fund will be voted or, in connection with a public or private tender or exchange offer, tendered and sold or exchanged by the Trustee in its discretion.

       (c) The Committee may, from time to time, direct the Trustee to establish additional investment funds or to terminate any existing investment fund.

       (d) Notwithstanding any other provision of the Plan to the contrary, the Committee may direct the Trustee to suspend Participant investment activity (including such activity in connection with the withdrawals, loans and distributions) in any or all investment funds, or impose special rules or restrictions of uniform application, for a period determined by the Committee to be necessary in connection with

              (i)    the establishment or termination of any investment fund,

              (ii) the receipt by the Trustee from, or transfer by the Trustee to, another trust of account balances pursuant to Section
                     3.5 or 8.7 in connection with an acquisition or divestiture or otherwise,

              (iii)  a change of Trustee or investment manager or

              (iv) such other circumstances determined by the Committee as making such suspension or special rules or restrictions necessary or appropriate.

5.2.   CONTRIBUTION INVESTMENT DIRECTIONS.

       (a) Subject to Section 5.4, in conjunction with his or her enrollment in the Plan, a Participant must direct the manner in which contributions to his or her Accounts will be invested among the investment funds maintained pursuant to Section 5.1. Such a direction must be made in accordance with and is subject to Plan Rules. To the extent a Participant fails to direct Account investments, the Accounts will be invested in the manner specified in Plan Rules.

       (b) Subject to Section 5.4, a Participant may direct a change in the manner in which future contributions credited to his or her Accounts will be invested among the investment funds maintained pursuant to Section 5.1. Such a direction must be made in accordance with and is subject to Plan Rules and will be effective as soon as administratively practicable after it is received by the Administrator or the Administrator's designate.

       (c) Plan Rules will include procedures pursuant to which Participants are provided with the opportunity to obtain written confirmation of investment directions made pursuant to this section.

5.3.   TRANSFER AMONG INVESTMENT FUNDS.

       (a) Subject to Section 5.4, a Participant may direct the transfer of his or her Accounts among the investment funds maintained pursuant to Section 5.1. Such a direction must be made in accordance with and is subject to Plan Rules and will be effective as soon as administratively practicable after it is received by the Administrator or the Administrator's designate.

       (b) Plan Rules will include procedures pursuant to which Participants are provided with the opportunity to obtain written confirmation of investment directions made pursuant to this section.

       (c) Plan Rules may impose uniform limitations and restrictions applicable to transfers into and out of specific investment funds.

5.4.   BMC COMMON STOCK FUND.

       (a) Subject to Subsection (b), all amounts credited to a Participant's Matching Contribution Account will be invested only in the BMC Common Stock Fund and no amounts credited to any of a Participant's other Accounts may be invested in the BMC Common Stock Fund.

       (b)    Notwithstanding Subsection (a) -

              (i) Not more than once each calendar quarter, a Participant who has attained age 55 may elect to transfer all or any portion of his or her Matching Contribution Account from the BMC Common Stock Fund to one or more of the investment funds maintained pursuant to Section 5.1 other than the BMC Common Stock Fund. The election must be made in accordance with and is subject to Plan Rules and will be effective as soon as administratively practicable after it is received by the Administrator or the Administrator's designate. All Matching Contributions credited to the Participant's Matching Contribution Account after the effective date of the direction will continue to be invested pursuant to Subsection (a).

              (ii) Not more than once each calendar quarter, a Participant who is an Employee and is not eligible to make directions pursuant to Subsection (b)(i) may elect to transfer up to 25 percent of his or her Matching Contribution Account from the BMC Common Stock Fund to one or more of the investment funds maintained pursuant to Section 5.1 other than the BMC Common Stock Fund. A Participant may only make an election pursuant to this Subsection
                     (c)(ii) if the portion of the Participant's Matching Contribution Account invested in the BMC Common Stock Fund equals or exceeds 20 percent of the balance of the Participant's Matching Contribution Account. The election must be made in accordance with and is subject to Plan Rules and will be effective as soon as administratively practicable after it is received by the Administrator or the Administrator's designate. All Matching Contributions credited to the Participant's Matching Contribution Account after the effective date of such direction will continue to be invested pursuant to Subsection (a).

5.5. INVESTMENT DIRECTION RESPONSIBILITY RESIDES WITH PARTICIPANTS. The Plan is intended to constitute a plan described in section 404(c) of the Employee Retirement Income Security Act of 1974, as amended.
       Accordingly, neither the Administrator, the Trustee nor the Participating Employers have any authority, discretion, responsibility or liability with respect to a Participant's selection of the investment funds in which his or her Accounts will be invested, the entire authority, discretion and responsibility for, and any results attributable to, the selection being that of the Participant.

5.6. BENEFICIARIES AND ALTERNATE PAYEES. Solely for purposes of this article, the term "Participant" includes the Beneficiary of a deceased Participant and an alternate payee under a qualified domestic relations order within the meaning of Code section 414(p) unless otherwise provided in such order, but only after -

              (i) the Administrator has determined the identity of the Beneficiary and the amount of the Account balance to which he or she is entitled in the case of a Beneficiary of a deceased Participant, or

              (ii) the Administrator has, in accordance with Plan Rules, made a final determination that the order is a qualified domestic relations order and all rights to contest such determination in a court of competent jurisdiction within the time prescribed by Plan Rules have expired or been exhausted in the case of an alternate payee.

                                      ARTICLE
                                         6.
                       Withdrawals During Employment and Loans


6.1.   HARDSHIP WITHDRAWALS FROM BEFORE-TAX CONTRIBUTION ACCOUNT.

       (a) Subject to the provisions of Section 6.5, a Participant who is an Employee may make a hardship withdrawal from the portion of his or her Before-Tax Contribution Account consisting of Before-Tax Contributions. A hardship withdrawal will be permitted only if the Administrator determines that the withdrawal is made on account of an immediate and heavy financial need of the Participant and is necessary to satisfy such financial need.

       (b) A withdrawal will be deemed to be made on account of an immediate and heavy financial need only if it is determined by the Administrator to be on account of:

              (i) expenses for medical care, described in Code section 213(d), incurred or to be incurred by the Participant, the Participant's spouse or the Participant's dependent (as described in Code section 152) that are not otherwise reimbursable;

              (ii) costs directly related to the purchase (excluding mortgage payments) of a principal residence of the Participant;

              (iii) payment of tuition, related educational fees and room and board expenses for the next 12 months of post-secondary education for the Participant or his or her spouse, child or other dependent;

              (iv) payments necessary to prevent the eviction of the Participant from his or her principal residence or foreclosure on the mortgage on the Participant's principal residence;

              (v) expenses incurred or to be incurred by the Participant that are directly related to the partial or total destruction of a principal residence of the Participant through an act of God that are not otherwise reimbursable;

              (vi) expenses incurred or to be incurred by the Participant that are directly related to and the principal purpose of which is the legal adoption of a child by the Participant that are not otherwise reimbursable; or

              (vii) loss of income due to layoff of the Participant or his or her spouse.

       (c) A withdrawal will be deemed to be necessary to satisfy the immediate and heavy financial need of the Participant only if the Administrator determines that each of the following requirements is satisfied.

              (i) The distribution is not more than the sum of the amount of the immediate and heavy financial need of the Participant plus the amount necessary to pay any federal, state or local taxes or penalties that the Participant will incur in connection with the distribution, as estimated by the Administrator in accordance with Plan Rules.

              (ii) The Participant has received all withdrawals and has taken all nontaxable loans available under the Plan and all other qualified plans maintained by any Affiliated Organization.

              (iii) All Before-Tax Contributions and After-Tax Contributions under the Plan and all elective deferrals and after-tax employee contributions by or on behalf of the Participant under any other qualified or nonqualified plan of deferred compensation maintained by any Affiliated Organization are suspended for a period of 12 months following the date of the distribution.

              (iv) For the Participant's taxable year following the taxable year during which he or she received the withdrawal distribution, the amount of elective deferrals under all qualified plans maintained by any Affiliated Organization (including Before-Tax Contributions pursuant to the Plan) that may be made on the Participant's behalf under Code section 402(g) is reduced by the amount of such elective deferrals made on the Participant's behalf for the taxable year during which he or she received the distribution.

       (d) The Administrator's determination of the existence of a Participant's financial hardship and the amount that may be withdrawn to satisfy the need created by such hardship will be made in accordance with Treasury Regulations, and is final and binding on the Participant. The Administrator may require the Participant to make representations and certifications concerning his or her entitlement to a withdrawal pursuant to this section and is entitled to rely on such representations and certifications unless the Administrator has actual knowledge to the contrary.
              The Administrator is not obligated to supervise or otherwise verify that amounts withdrawn are applied in the manner specified in the Participant's withdrawal application.

6.2. OTHER WITHDRAWALS FROM BEFORE-TAX CONTRIBUTION ACCOUNT. Subject to the provisions of Section 6.5, a Participant who (a) is an Employee, (b) has attained age 59-1/2 and (c) has received all withdrawals available pursuant to Sections 6.3 and 6.4, may withdraw all or any part of his or her Before-Tax Contribution Account balance.

6.3.   WITHDRAWALS FROM AFTER-TAX CONTRIBUTION ACCOUNT.

       (a) Subject to the provisions of Section 6.5, a Participant who is an Employee may withdraw all or any part of his or her After-Tax Contribution Account balance.

       (b) A Participant's After-Tax Contribution Account will be treated as a separate contract under the Plan for purposes of Code section 72(d). Insofar as the Plan permitted Participants to make in-service withdrawals from their After-Tax Contribution Accounts on May 5, 1986, notwithstanding Subsection (a), all withdrawals pursuant to this section will be deemed to be made first from a Participant's investment in the contract as of December 31, 1986, to the extent thereof, and then from the separate contract pursuant to this subsection.

6.4. WITHDRAWALS FROM ROLLOVER ACCOUNT. Subject to the provisions of Section 6.5, a Participant who (a) is an Employee and (b) has received all withdrawals available pursuant to Section 6.3, may withdraw all or any part of his or her Rollover Account balance.

6.5.   RULES FOR WITHDRAWALS.

       (a) Applications for withdrawals must be made in accordance with and are subject to Plan Rules.

       (b) A withdrawal distribution will be made as soon as administratively practicable after a complete and accurate application form is received by the Administrator or the Administrator's designate.

       (c) A withdrawal distribution will be made on a substantially pro rata basis from the investment funds in which the Account against which the distribution is charged is then invested.

       (d) All withdrawal distributions will be made in the form of a lump sum payment by check drawn on the Trust. Withdrawal distributions will be made as soon as administratively practicable after the Administrator's determination that a Participant is entitled to receive the withdrawal distribution and will be based on the balance of the Participant's Account as of the date on which the distribution is processed.

       (e) A Participant may not withdraw the portion of his or her Accounts consisting of a note evidencing the unpaid balance of any loan made pursuant to the Plan.

       (f) The provisions of Section 8.7(a) apply to any withdrawal distribution that constitutes an eligible rollover distribution within the meaning of Code section 402(c)(4).

6.6. NO WITHDRAWALS FROM MATCHING CONTRIBUTION ACCOUNT, PROFIT SHARING CONTRIBUTION ACCOUNT OR PROFIT SHARING PLAN ROLLOVER ACCOUNT. Except as otherwise expressly provided in the Plan, a Participant may not receive a distribution from his or her Matching Contribution Account, Profit Sharing Contribution Account or Profit Sharing Plan Rollover Account while he or she is an Employee.

6.7.   PLAN LOANS.

       (a) Each Participant or Beneficiary of a deceased Participant who (i) is an Employee or is otherwise a "party in interest" within the meaning of the Employee Retirement Income Security Act of 1974, as amended, and (ii) has received all withdrawals available pursuant to Section 6.3, may borrow funds from the vested portion of his or her Before-Tax Contribution Account, Matching Contribution Account and Rollover Account, by submitting to the Administrator or the Administrator's designate a complete and accurate loan application, in accordance with and subject to Plan Rules, subject however, to the succeeding provisions of this section.

       (b) The amount of the loan may not cause the aggregate amount of outstanding loans to the borrower from the Plan to exceed the lesser of:

              (i) $50,000, reduced by the excess (if any) of (1) the highest outstanding balance of all loans to the borrower from the Plan and all other qualified plans maintained by any Affiliated Organization during the 12-month period ending on the day before the date of the loan over (2) the outstanding balance of such loans on the date of the loan;

              (ii) 50 percent of the aggregate vested balance of the borrower's Before-Tax Contribution Account, Matching Contribution Account and Rollover Account as of the date on which the loan is made.

              For purposes of this subsection, the borrower's outstanding loan balance on a given date will include any loan that is deemed distributed pursuant to Code section 72(p) and that has not been repaid to the extent required by Treasury Regulations.

       (c) No loan will be made from the portion of a borrower's Matching Contribution Account invested in the BMC Common Stock Fund. If a Participant's Matching Contribution Account is not fully vested, the portion of the Account that is not invested in the BMC Common Stock Fund will be allocated ratably among the vested and nonvested portions of the Account.

       (d)    No individual loan will be made in an amount less than $1000.

       (e)    No borrower may have more than one loan outstanding at any time.

       (f) Each loan will be charged against the vested portion of the borrower's Accounts in the following order: Rollover Account, Before-Tax Contribution Account and Matching Contribution Account. The loan proceeds will be obtained on a substantially pro rata basis from the investment fund or funds in which the Account against which the loan is charged is then invested, except that no proceeds will be obtained from the portion of a borrower's Matching Contribution Account invested in the BMC Common Stock Fund.

       (g) The annual interest rate on any loan will be the annual prime rate of interest in effect on the date of the loan as determined by Norwest Bank Minnesota, N.A., plus one percent.

       (h) The borrower must execute a form of promissory note provided by the Administrator, which:

              (i) Creates in the Trust a valid first lien against the borrower's entire right, title and interest in and to his or her Accounts (excluding his or her Profit Sharing Contribution Account and Profit Sharing Plan Rollover Account) equal to the initial amount borrowed plus accrued interest thereon;

              (ii) Provides for a maturity date not to exceed five years from the date of the note unless the borrower certifies to the Administrator that the proceeds of the loan will be applied to acquire a dwelling unit that will be the borrower's principal residence or will become his or her principal residence within a reasonable time after the date of the loan in which case the maturity date will not exceed ten years from the date of the note;

              (iii) Except as otherwise provided in Plan Rules with respect to suspension of repayment during leaves of absence, provides for payments of principal and interest in equal installments of such frequency, not less frequently than quarterly, in such minimum amounts and for such maximum period as Plan Rules prescribe;

              (iv) Provides that upon default, as defined in Plan Rules, (1) the unpaid indebtedness will be accelerated and, unless the borrower repays the full amount of the outstanding balance of the loan, satisfied from any distribution then due and from the vested balance of the borrower's Accounts that could then be distributed to the borrower or his or her Beneficiary, with a corresponding reduction in the Account balance, and (2) the date on which repayment of any remaining part of such unpaid indebtedness is due will be extended, until the first date on which the borrower or his or her Beneficiary could receive a distribution from the Plan, on which date the unpaid indebtedness will be satisfied in full and the Account will be reduced by the amount of the unpaid indebtedness.

       (i) In addition to the documents described in Subsection (h), a borrower must execute an appropriate document under which all Affiliated Organizations are authorized to deduct from the borrower's pay the amount of payments due under the terms of any loan, and must provide such other documents as may from time to time be required under Plan Rules.

       (j) Before making any loan, the Administrator will deliver to the borrower a clear statement of the charges involved in the proposed loan transaction. The statement will include the dollar amount of the loan, the annual rate of the finance charge and the aggregate amount of the finance charge to the date of maturity.

       (k) Each loan will be a loan by the Trust, but for Trust accounting purposes the loan will be deemed made from the borrower's Account, and the note executed by the borrower will be deemed to be an asset of the Account against which the loan is charged. When a loan is made, the borrower's Account and any investment fund from which the loan proceeds are obtained will be reduced by an amount equal to the principal balance of the loan and a Loan Account will be established for the borrower with an initial balance equal to the principal amount of the loan. The Loan Account will be excluded for purposes of determining and allocating the net earnings (or losses) of the Trust pursuant to Section 4.2. A borrower's repayments of principal and payments of interest will be credited to the Accounts from which the loan proceeds were obtained on a substantially pro rata basis until the amount borrowed from each such Account has been fully replaced by principal repayments. The Loan Account will be reduced by the amount of any principal payment on the loan. Repayments of loan principal and payments of interest will be invested as soon as administratively practicable following receipt by the Trustee in accordance with the borrower's most recent investment directions with respect to new contributions.

       (l) The Administrator will establish a means pursuant to which a borrower who is an Employee must make loan repayments by payroll deduction and any other borrower must make loan repayments by periodic remittals to the Administrator or the Trustee.

       (m) The outstanding balance of any loan, including any accrued interest, may be repaid in its entirety at any time prior to maturity without penalty. Partial prepayments will not be permitted.

       (n) The Administrator may establish Plan Rules which specify other terms and conditions as may be necessary or desirable for the administration of loans under this section.

                                      ARTICLE
                                         7.
                              Vesting and Forfeitures


7.1.   VESTING.

       (a) Each Participant always has a fully vested nonforfeitable interest in his or her Before-Tax Contribution Account, After-Tax Contribution Account, Rollover Account and Profit Sharing Plan Rollover Account, in the portion of his or her Matching Contribution Account attributable to his or her employer contribution account under prior provisions of the Plan and in the portion of his or her Matching Contribution Account or Profit Sharing Contribution Account credited to a subaccount described in
              Section 3.6.

       (b) A Participant will acquire a fully vested nonforfeitable interest in the portions of his or her Matching Contribution Account and Profit Sharing Contribution Account not described in Subsection
              (a) upon attaining his or her Normal Retirement Date while he or she is an Employee or upon becoming a Participant after his or her Normal Retirement Date.

       (c) A Participant will acquire a fully vested nonforfeitable interest in the portions of his or her Matching Contribution Account and Profit Sharing Contribution Account not described in Subsection
              (a) if he or she dies or becomes Disabled while he or she is an Employee.

       (d) A Participant will acquire a fully vested nonforfeitable interest in the portion of his or her Profit Sharing Account not described in Subsection (a) upon the Participant's termination of employment following the Participant's attainment of age 60 if the sum of his or her age and full years of Vesting Service is at least 65.

       (e) A Participant will acquire a fully vested nonforfeitable interest in the portions of his or her Matching Contribution Account and Profit Sharing Contribution Account not described in Subsection
              (a) if the Affiliated Organization, Participating Business Unit, business unit, location or division at which the Participant is employed, permanently ceases operations or is sold or otherwise transferred through sale of stock or of business and assets, in such manner that it no longer is, or is no longer owned by, an Affiliated Organization.

       (f) A Participant will acquire a fully vested nonforfeitable interest in the portions of his or her Matching Contribution Account and Profit Sharing Contribution Account not described in Subsection
              (a) upon a Change in Control with respect to the Company, which for purposes of this subsection means any of the following:

              (i) The sale, lease, exchange, or other transfer of all or substantially all of the assets of the Company, in one transaction or in a series of related transactions, to any Person;

              (ii) The approval by the stock holders of the Company of any plan or proposal for the liquidation or dissolution of the Company;

              (iii) Any Person is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Securities and Exchange Act of 1934, as amended (the "Exchange Act")), directly or indirectly, of 50 percent or more of the combined voting power of the Company's outstanding securities ordinarily having the right to vote at elections of directors;

              (iv) Individuals who constitute the Company's Board of Directors on January 1, 1998 (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to January 1, 1998 whose election, or nomination for election, by the Company's stockholders, was approved by a vote of at least a majority of the directors comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without objection to such nomination) will, for purposes of this clause (iv), be deemed to be a member of the Incumbent Board; or

              (v) A change in control of a nature that is determined by independent legal counsel to the Company to be required to be reported (assuming such event has not been "previously reported") in response to Item 1(a) of the Current Report on Form 8-K, as in effect on January 1, 1994, pursuant to section 13 or 15(d) of the Exchange Act, whether or not the Company is then subject to such reporting requirement.

              For purpose of applying the foregoing, the term "Person" means and includes any individual, corporation, partnership, group, association or other "person," as such term is used in section 14(d) of the Exchange Act, other than the Company, a wholly-owned subsidiary of the Company or any employee benefit plan(s) sponsored by the Company or a wholly-owned subsidiary of the Company.

       (g) A Participant whose Matching Contribution Account is not otherwise fully vested will acquire a vested nonforfeitable interest in the portion of his or her Matching Contribution Account not described in Subsection (a) to the extent provided in the following schedule:

                                                                Vested
                            Years of Vesting Service           Interest
                            ------------------------           --------
                            Less Than One Year                    0%
                            One Year                             25%
                            Two Years                            50%
                            Three Years                          75%
                            Four or More Years                  100%

       (h) A Participant whose Profit Sharing Contribution Account is not otherwise fully vested will acquire a vested nonforfeitable interest in the portion of his or her Profit Sharing Contribution Account not described in Subsection (a) to the extent provided in the following schedule:

                                                                Vested
                            Years of Vesting Service           Interest
                            ------------------------           --------
                            Less Than Five Years                   0%
                            Five or More Years                   100%


7.2.   FORFEITURE UPON DISTRIBUTION.

       (a) If a Participant receives a distribution of the entire vested balance of his or her Accounts after termination of employment and before he or she incurs five consecutive One-Year Breaks in Service, the nonvested portions of the Participant's Matching Contribution Account and Profit Sharing Contribution Account will, at the time of such distribution, be forfeited. A Participant who has no vested interest in his or her Matching Contribution Account and Profit Sharing Contribution Account when he or she terminates employment will be deemed to have received a distribution of the entire vested balance of the Accounts at the time of his or her termination of employment.

       (b) If a Participant described in Subsection (a)(i) received a distribution of less than the entire balance of his or her Accounts, (ii) resumes employment as a Qualified Employee and
              (iii) repays to the Trustee the full amount distributed, other than the portion of the distribution attributable to his or her After-Tax Contribution Account, Rollover Account and Profit Sharing Plan Rollover Account balances, before the earlier of (1) five years following the date of reemployment as a Qualified Employee or (2) the date on which he or she incurs five consecutive One-Year Breaks in Service following the distribution, then, the amount of any forfeitures will be restored to the Participant's Matching Contribution Account and Profit Sharing Contribution, unadjusted for any change in value occurring after the distribution. Such restoration will be made from forfeitures that arise for the Plan Year for which such restoration is to be made. To the extent such forfeitures are insufficient for such purpose, the Participating Employer with whom the Participant was last employed as a Qualified Employee will contribute the amount required to restore the Accounts. A Participant described in the last sentence of Subsection (a) who is reemployed before incurring five consecutive One-Year Breaks in Service following the date of his or her termination of employment will be deemed to have repaid his or her deemed distribution upon his or her reemployment as a Qualified Employee.

7.3.   OTHER FORFEITURES.

       (a) Except as provided in Section 7.2, the nonvested portions of a Participant's Matching Contribution Account and Profit Sharing Contribution Account will continue to be held in separate subaccounts of such Accounts until the Participant incurs five consecutive One-Year Breaks in Service following his or her termination of employment, at which time the subaccount balances will be forfeited. If the Participant resumes employment with an Affiliated Organization prior to incurring five consecutive One-Year Breaks in Service, such subaccounts will be disregarded and their balances will be included in the Matching Contribution Account balance and Profit Sharing Contribution Account balance.

       (b) A Participant's vested interest in his or her Matching Contribution Account and Profit Sharing Contribution Account balances following a resumption of employment in accordance with Subsection (a) at any given time will not be less than the amount "X" determined by the formula: X = P(AB + (R x D)) - (R x D), where P is the Participant's vested percentage at the time of determination; AB is the Account balance at the time of determination; D is the amount of the distribution; and R is the ratio of the Account balance at the time of determination, to the subaccount balance immediately following the distribution.

7.4. APPLICATION OF FORFEITURES. All forfeitures occurring in a Plan Year will, be applied as follows:

              (i) Such forfeitures will first be applied to restore the Accounts of Participants as provided in Section 7.2(b); and

              (ii) Any remaining forfeitures will be applied toward the amount of future contributions by the Participating Employers.

                                      ARTICLE
                                         8.
                          Distributions After Termination


8.1.   FORM AND TIME OF DISTRIBUTION.

       (a) Following a Participant's termination of employment, the Trustee will distribute to the Participant or, if the Participant has died, to his or her Beneficiary, the value of the Participant's vested interest in his or her Accounts. Subject to the remaining subsections of this section, distributions will be made in accordance with the following provisions.

              (i) If the aggregate vested balance of the Participant's Accounts is not more than $5000, distribution to the Participant, or to the Participant's Beneficiary in the case of the Participant's death, will be made, in the form of a lump sum payment, as soon as administratively practicable following the Participant's termination of employment. This clause will not apply, however, if the aggregate vested balance of the Participant's Accounts exceeded $5000 at the time of any previous distribution to the Participant.

              (ii) Except as provided in clause (i), distribution to the Participant of the vested balance of his or her Before-Tax Contribution Account, Matching Contribution Account, After-Tax Contribution Account and Rollover Account will be made in the form of a lump sum payment or installment payments as elected by the Participant. The distribution will be made or will begin, as the case may be, as soon as administratively practicable after the Participant's complete and accurate distribution request is received by the Administrator or the Administrator's designate, but in no case later than the sixtieth day after the Plan Year during which the Participant terminates employment or attains age 65, whichever is later, unless the Participant elects to defer the distribution pursuant to Subsection
                     (b). If the Participant has not, prior to the deadline for making a deferral election pursuant to Subsection (b), either made an election pursuant to this clause (ii) or made a deferral election pursuant to Subsection (b), then distribution to the Participant will be made in the form of a lump sum payment as soon as administratively practicable after the deadline for making a deferral election pursuant to Subsection (b).

              (iii) Except as provided in clause (i), distribution to the Participant of the vested balance of his or her Profit Sharing Contribution Account and Profit Sharing Plan Rollover Account will be made in the form provided in Subsection (c). The distribution will be made or will begin, as the case may be, as soon as administratively practicable after the Participant's complete and accurate distribution request is received by the Administrator or the Administrator's designate, but in no case later than the sixtieth day of the Plan Year after the Plan Year during which the Participant terminates employment or attains age 65, whichever is later, unless the Participant elects to defer the distribution pursuant to Subsection
                     (b). An election pursuant to this clause (iii) does not have to be made at the same time as an election pursuant to clause (ii).

              (iv)   Except as provided in clause (i) and subject to Subsection
                     (c), distribution to the Participant's Beneficiary following the Participant's death will be made in the form and at the time elected by the Beneficiary in accordance with Subsection (e).

              (v) Except as provided in Subsection (c) and Subsection (f), all distributions will be made in the form of a check drawn on the Trust, and, if applicable, a canceled note evidencing any Plan loan; provided, that if the vested portion of the Matching Contribution Account balance of a Participant or Beneficiary of a deceased Participant is credited with the equivalent of at least 10 full shares of Company Stock, at the election of the Participant or Beneficiary, distribution of the vested portion of the Matching Contribution Account balance invested in the BMC Common Stock Fund may be distributed in full shares of Company Stock and cash in lieu of any fractional share.

              (vi) Any annuity contract distributed pursuant to subsection (c) or (f) will be a single premium, nonparticipating, nontransferable, noncancelable, nonsurrenderable immediate annuity contract that complies with all applicable requirements of the Plan. Distribution of an annuity contract satisfies in full any claims that the distributee or any person claiming on behalf of or through the distributee may have under the Plan.

       (b) Subject to the provisions of the other subsections of this section, a Participant, other than a Participant whose vested Account balances are distributed pursuant to Subsection (a)(i), may elect to defer commencement of his or her distribution under the Plan by providing the Administrator or the Administrator's designate a written, signed statement indicating in which of the available forms the benefit will be paid and specifying the date on which the payment is to be made or commence; provided that the specified date may not be later than April 1 of the calendar year following the calendar year during which the Participant attains age 70-1/2. The election must be provided to the Administrator not later than the thirtieth day (or such later date as Plan Rules may allow) after the Plan Year during which the Participant terminates employment or attains age 65, whichever is later. Plan Rules may permit a Participant to modify the election in any manner determined by the Administrator to be consistent with Code section 401(a)(14) and corresponding Treasury Regulations and the other provisions of this section.

       (c) If the aggregate vested balance of a Participant's Profit Sharing Contribution Account and Profit Sharing Plan Rollover Account is not more than $5000, the vested balance of those Accounts will be distributed to the Participant in the form of a lump sum payment. If the aggregate vested balance of a Participant's Profit Sharing Contribution Account and Profit Sharing Plan Rollover Account is more than $5000, unless the Participant otherwise elects in accordance with the provisions of clause (ii), the Administrator will, with the vested balance of those Accounts, and purchase and distribute to the Participant an annuity contract that conforms with the following provisions.

              (i) The contract will provide for payments for the life of the Participant if the Participant is not married on his or her "annuity starting date," within the meaning of Code section 417(f)(2), or, if the Participant is then married, for payments for the life of the Participant, with not less than 50 percent and not more than 100 percent of the amount of such payments, as specified by the Participant in the manner prescribed by the Administrator, continuing after the Participant's death for the life of such spouse; provided, that

                     (1) each qualified joint and survivor option payable under such annuity contract will be actuarially equivalent to each other option based upon reasonable actuarial assumptions specified in the contract; and

                     (2) if a Participant does not otherwise elect, the benefit payable under the annuity contract with respect to a married Participant will be payments for his or her life with 50 percent of the amount of such payments continuing thereafter for the life of such spouse.

              (ii) A Participant whose vested Profit Sharing Contribution Account and Profit Sharing Plan Rollover Account balances would otherwise be distributed in the form of an annuity contract pursuant to clause (i) may elect to receive a lump sum payment or installment payments in lieu of such contract. The Participant's election must be in writing, in form prescribed by the Administrator; must be made within the 90-day period ending on the Participant's annuity starting date; and may be revoked and a new election made any number of times during the election period; and will not be effective unless the Participant's spouse consents to the election.

              (iii) If a Participant dies prior to his or her annuity starting date and is married on the date of his or her death, as soon as administratively practicable after the Administrator receives a properly completed distribution request form from the Participant's surviving spouse but in no case later than the date on which the Participant would have attained age 70-1/2, the Administrator will, with the vested balance of the Participant's Profit Sharing Contribution Account and Profit Sharing Plan Rollover Account, purchase and distribute to the Participant's surviving spouse an annuity contract that provides payments to the surviving spouse for his or her life; provided, that this clause (iii) will not apply if -

                     (1) the Participant's spouse elects, in the manner prescribed by the Administrator and prior to the purchase of the annuity contract, to receive the balance of the Participant's Profit Sharing Contribution Account and Profit Sharing Plan Rollover Account in a lump sum payment or installment payments in accordance with the provisions of Subsection (e), or

                     (2) the Participant elected, in the manner prescribed by the Administrator and within the period commencing on the first day of the Plan Year in which he or she attained age 35 and ending on the date of his or her death, to waive the provisions of this clause (iii), and the Participant's spouse consented to such election; provided that a Participant may, at any time and any number of times, by signed written notice delivered to the Administrator during the Participant's lifetime, revoke any election made under this clause, and may, with the consent of his or her spouse, make a new election following any such revocation.

              (iv) The provisions of this Subsection (c) apply notwithstanding and supersede any designation by a married Participant of any primary Beneficiary other than his or her spouse which designation is not made either in conjunction with an election pursuant to clause (ii) or (iii) of this Subsection (c), as the case may be, or thereafter with the spouse's consent.

       (d) If a Participant elects to receive his or her distribution in the form of installment payments pursuant to Subsection (a)(ii) or Subsection (c)(iii), the installments will be substantially equal in amount and will be made on a monthly, quarterly, semi-annual or annual basis, for a period not extending beyond either the Participant's life expectancy or the life expectancy of the Participant and his or her Beneficiary; and, if the Participant's Beneficiary is not his or her spouse, the period over which such payments are to be made must comply with Treasury Regulation section 1.401(a)(9)-2. Prior to the Participant's "required beginning date," within the meaning of Code section 401(a)(9), the Participant may elect, in accordance with and subject to Plan Rules, whether the life expectancies for the Participant and his or her spouse are to be recalculated on an annual basis for purposes of determining the amount of each installment payment. Any such election will become irrevocable as of the required beginning date. If no such election is made, the life expectancies of the Participant and his or her spouse will not be recalculated. Installment payments will be made on a substantially pro rata basis from the investment funds in which the Participant's Accounts are then invested.

       (e) Subject to Subsections (a)(i) and (c)(iii), if a Participant dies before receiving the full amount to which he or she is entitled, the amount remaining will be distributed to the Participant's Beneficiary at such time or times and in such manner as the Beneficiary elects on a form provided by the Administrator, subject, however, to the following rules:

              (i) If the Participant dies after the April 1 of the calendar year following the calendar year during which he or she has both attained age 70-1/2 and terminated employment, distribution will be made to the Beneficiary at a rate that would result in the benefit being distributed at least as rapidly as if distribution were made at the same rate as was in effect immediately prior to the Participant's death.

              (ii) If the Participant dies before April 1 of the calendar year following the calendar year during which he or she has both attained age 70-1/2 and terminated employment, distribution will, at the Beneficiary's election, be made either -

                     (1) in a lump sum payment no later than December 31 of the calendar year which contains the fifth anniversary of the date of the Participant's death, or

                     (2) in installment payments commencing no later than December 31 of the calendar year immediately following the calendar year in which the Participant died (unless the Beneficiary is the Participant's spouse, in which case payments must begin no later than such date specified above or December 31 of the calendar year in which the Participant would have attained age 70-1/2 if he or she had lived).

                     If a Beneficiary elects to receive his or her distribution in the form of installment payments, the payments will be substantially equal in amount and will be made on a monthly, quarterly, semi-annual or annual basis, as elected by the Beneficiary, for a period, elected by the Beneficiary in accordance with and subject to Plan Rules, which may not be longer than the Beneficiary's life expectancy (as determined on the basis of the Beneficiary's age as of the date on which the payments are required to commence and, if the Beneficiary is the Participant's surviving spouse, as redetermined on an annual basis if elected by the Beneficiary in accordance with and subject to Plan Rules).

              (iii) For purposes of applying clauses (i) and (ii), if the Participant is a "5-percent owner" within the meaning of Code section 416, then he or she will be deemed to have terminated employment upon attaining age 70-1/2.

              (iv) If the Participant's spouse is the Beneficiary and dies after the Participant's death but before distributions to the spouse have commenced, the foregoing rules will be applied as if the surviving spouse were the Participant, including the substitution of the surviving spouse's date of death for the Participant's date of death; provided, that the alternative commencement date in clause (ii)(2) (relating to the date on which the Participant would have attained age 70-1/2 had he or she lived) will not be available.

       (f) In lieu of making installment payments to a Participant or Beneficiary directly from the Trust, the Administrator may use the vested balance of the Participant's or Beneficiary's Accounts to purchase an annuity contract from an insurance company and distribute the contract to the Participant or Beneficiary.

       (g) Notwithstanding Subsection (a), distribution to any Participant who attains age 70-1/2 before January 1, 1999, and distribution to any Participant who is a "5-percent owner," within the meaning of the Code section 416, must begin not later than April 1 of the calendar year after the Participant attains age 70-1/2, whether or not the Participant has terminated employment, as if he or she had terminated employment on the last day of the Plan Year during which he or she attained age 70-1/2. A Participant who attained age 70-1/2 before January 1, 1999, is not a 5-percent owner and is an Employee on September 1, 1998 may elect to stop distributions or to defer commencement of distributions, as the case may be.
              The election must be made in accordance with and is subject to Plan Rules, must be received by the Administrator not later than a date specified in Plan Rules, and will become effective as soon as administratively practicable after it is received by the Administrator. The election is irrevocable after it is received by the Administrator. If distributions to a Participant are stopped pursuant to this subsection, the Participant will have a new annuity starting date and his or her benefit will recommence in accordance with the other subsections of this Section 8.1 following his or her subsequent termination of employment.

       (h) Notwithstanding any other provision of the Plan to the contrary, distributions (including payments pursuant to any annuity contract distributed pursuant to this section) will be made in accordance with regulations issued under Code section 401(a)(9), including Treasury Regulation section 401(a)(9)-2, and any provisions of the Plan reflecting Code section 401(a)(9) take precedence over any distribution options in the Plan that are inconsistent with Code section 401(a)(9).

8.2.   BENEFICIARY DESIGNATION.

       (a) Subject to Section 8.1(c)(iv), each Participant may designate, on a form provided by the Administrator, one or more primary Beneficiaries or alternative Beneficiaries for all or a specified fractional part of his or her aggregate Accounts and may change or revoke any such designation from time to time. No such designation, change or revocation is effective unless executed by the Participant and received by the Administrator during the Participant's lifetime. Subject to Subsection (d), no such change or revocation requires the consent of any person.

       (b)    If a Participant

              (i)    fails to designate a Beneficiary, or

              (ii) revokes a Beneficiary designation without naming another Beneficiary, or

              (iii) designates one or more Beneficiaries none of whom survives the Participant,

                     for all or any portion of the Accounts, such Accounts or portion are payable to the first class of the following classes of automatic Beneficiaries that includes a member surviving the Participant:

                            Participant's spouse;
                            Participant's issue, per stirpes and not per capita; Representative of Participant's estate.

       (c) When used in this section and, unless the designation otherwise specifies, when used in a Beneficiary designation, the term "per stirpes" means in equal shares among living children and the issue (taken collectively) of each deceased child, with such issue taking by right of representation; "children" means issue of the first generation; and "issue" means all persons who are descended from the person referred to, either by legitimate birth or legal adoption. The automatic Beneficiaries specified above and, unless the designation otherwise specifies, the Beneficiaries designated by the Participant, become fixed as of the Participant's death so that, if a Beneficiary survives the Participant but dies before the receipt of all payments due such Beneficiary, any remaining payments are payable to the representative of such Beneficiary's estate. Any designation of a Beneficiary by name that is accompanied by a description of relationship or only by statement of relationship to the Participant is effective only to designate the person or persons standing in such relationship to the Participant at the Participant's death.

       (d) Notwithstanding Subsection (a), no designation of a Beneficiary other than the Participant's spouse is effective unless such spouse consents to the designation. Any such consent is effective only with respect to the Beneficiary or class of Beneficiaries so designated and only with respect to the spouse who so consented.

8.3.   ASSIGNMENT, ALIENATION OF BENEFITS.

       (a) Except as required under a qualified domestic relations order or by the terms of any loan from the Trust or to comply with a federal tax levy pursuant to Code section 6331, and except as otherwise provided in Code section 401(a)(13)(C), (i) no benefit under the Plan may in any manner be anticipated, alienated, sold, transferred, assigned, pledged, encumbered or charged, and any attempt to do so is void and (ii) no benefit under the Plan is in any manner liable for or subject to the debts, contracts, liabilities, engagements or torts of the person entitled to such benefit.

       (b) To the extent provided in a qualified domestic relations order, distribution of benefits assigned to an alternate payee by such order may be distributed to the alternate payee in the form of a lump sum payment prior to the Participant's earliest retirement age. The terms "qualified domestic relations order," "alternate payee" and "earliest retirement age" have the meanings given in Code section 414(p).

8.4. PAYMENT IN EVENT OF INCAPACITY. If any person entitled to receive any payment under the Plan is physically, mentally or legally incapable of receiving or acknowledging receipt of the payment, and no legal representative has been appointed for such person, the Administrator in his or her discretion may (but is not required to) cause any sum otherwise payable to such person to be paid to any one or more of the following as may be chosen by the Administrator: the Beneficiaries, if any, designated by such person; the institution maintaining such person; a custodian for such person under the Uniform Transfers to Minors Act of any state; or such person's spouse, children, parents or other relatives by blood or marriage. Any such payment completely discharges all liability under the Plan to the person with respect to whom the payment is made to the extent of the payment.

8.5. PAYMENT SATISFIES CLAIMS. Any payment to or for the benefit of any Participant, or Beneficiary in accordance with the provisions of the Plan, to the extent of such payment, fully satisfies of all claims against the Trustee, the Administrator and the Participating Employers, any of whom may require the payee to execute a receipted release as a condition precedent to such payment.

8.6. DISPOSITION IF DISTRIBUTEE CANNOT BE LOCATED. If the Administrator is unable to locate a Participant or Beneficiary to whom a distribution is due, the Participant's Accounts will continue to be held in the Fund until such time as the Administrator has located the Participant or Beneficiary or the Participant or Beneficiary makes a proper claim for the benefit, as the case may be; provided, that, any Accounts not claimed within the period prescribed by applicable escheat laws will be paid to such governmental authorities, in such manner, as is specified in such laws.

8.7.   DIRECT ROLLOVERS AND TRANSFERS.

       (a) To the extent a distribution is an "eligible rollover distribution," within the meaning of Code section 402(c)(4), the Administrator will, if so instructed by the distributee in accordance with Plan Rules, direct the Trustee to make the distribution to an "eligible retirement plan," within the meaning of Code section 402(c)(8). The foregoing provision will not apply
              (i) if the aggregate taxable distributions to be made to the distributee during the calendar year are less than $200, (ii) if less than the entire taxable amount of the distribution is to be distributed to the eligible retirement plan and the amount to be distributed to the eligible retirement plan is less than $500 or (iii) with respect to any portion of an eligible rollover distribution that consists of an offset amount with respect to a Plan loan.

       (b) The Administrator may direct the Trustee to transfer the balance of any or all of the Accounts of a Participant to the trustee of another plan; provided, that

              (i) the other plan is a defined contribution plan qualified under Code section 401(a),

              (ii) the other plan satisfies the requirements set forth in Code sections 401(k) and 411(d)(6) with respect to the transferred Accounts to which such requirements are applicable, and

              (iii) the trustee of the other plan is willing to accept such transfer.

                                      ARTICLE
                                         9.
                              Contribution Limitations


9.1. BEFORE-TAX CONTRIBUTION DOLLAR LIMITATION. The aggregate amount of Before-Tax Contributions and other "elective deferrals" (within the meaning of Code section 402(g)(3)) under any other qualified plan maintained by an Affiliated Organization with respect to a Participant for any taxable year of the Participant may not exceed $7000 (or such larger amount as may be permitted for the taxable year under Code section 402(g)). The limitation for any Participant who received a hardship distribution under Section 6.1 will, for the year following the year in which such distribution was made, be reduced as provided in Section 6.1(c)(iv). If the limitation is exceeded for any taxable year of the Participant, the Participant will be deemed to have notified the Administrator of such excess and the amount of Before-Tax Contributions in excess of the limitation, increased by Fund earnings or decreased by Fund losses attributable to the excess as determined under Section 9.5, will be distributed to the Participant. Such distribution may be made at any time after the excess contributions are received, but not later than April 15 of the taxable year following the taxable year to which the limitation relates. The amount distributed to a Participant who has made elective deferrals for the taxable year other than pursuant to Section
       3.1 will, to the extent of such other elective deferrals, be determined in accordance with written allocation instructions received by the Administrator from the Participant not later than March 1 of the taxable year following the taxable year with respect to which the Before-Tax Contributions were made.

9.2.   ACTUAL DEFERRAL PERCENTAGE LIMITATIONS.

       (a) Notwithstanding Section 3.1, for any Plan Year beginning after December 31, 1996, Before-Tax Contributions may be made on behalf of Participants who are Highly Compensated Employees only if the requirements of Code section 401(k)(3), as set forth in Subsection
              (b), are satisfied. To the extent deemed necessary by the Administrator in order to comply with such requirements, the Administrator may, in accordance with the Plan Rules, prospectively decrease the rate at which a Participant's Eligible Earnings will be reduced.

       (b)

              (i) The requirements of Code section 401(k)(3) will be satisfied for any Plan Year if, for that Plan Year, the Plan satisfies the requirements of Code section 410(b)(1) with respect to "eligible employees" and either of the following tests:

                     (1) the "actual deferral percentage" for the Plan Year for eligible employees who are Highly Compensated Employees for the Plan Year is not more than the product of the actual deferral percentage for the preceding Plan Year for all eligible employees for the preceding Plan Year who were not Highly Compensated Employees (subject to any adjustment required by Treasury Regulations to reflect Plan coverage changes during the Plan Year being tested), multiplied by one and one-quarter; or

                     (2) the excess of the actual deferral percentage for the Plan Year for eligible employees who are Highly Compensated Employees for the Plan Year over the actual deferral percentage for the preceding Plan Year for all eligible employees for the preceding Plan Year who were not Highly Compensated Employees is not more than two percentage points and the actual deferral percentage for the Plan Year for eligible employees who are Highly Compensated Employees for the Plan Year is not more than the product of the actual deferral percentage for the preceding Plan Year of all eligible employees for the preceding Plan Year who were not Highly Compensated Employees, multiplied by two.

              (ii)   For purposes of this section and Section 9.4,

                     (1) "eligible employee" means an Active Participant who is eligible to have Before-Tax Contributions made on his or her behalf for the Plan Year in question or would be so eligible but for a suspension imposed under Section 3.1(b)(iv); and

                     (2) "actual deferral percentage," with respect to either of the two groups of eligible employees referenced above, is the average of the ratios, calculated separately for each eligible employee in the particular group, of the amount of Before-Tax Contributions made on the eligible employee's behalf for the Plan Year in question, to the eligible employee's Testing Wages for the Plan Year in question, or the portion of such Plan Year during which he or she was an eligible employee, as specified in Plan Rules. In computing the actual deferral percentage, the following rules apply.

                            (A) Any Before-Tax Contributions made on behalf of an eligible employee who is not a Highly Compensated Employee that are in excess of the limitation described in Section 9.1 will be excluded.

                            (B) Any Before-Tax Contributions made on behalf of an eligible employee that are distributed to the eligible employee pursuant to Section 9.6(c) will be excluded.

                            (C) Except as otherwise provided in Treasury Regulations, Before-Tax Contributions taken into account in determining the actual contribution percentage under Section 9.3(b)(ii) will be excluded.

                            (D)    To the extent permitted by Treasury
                                   Regulations and determined by the
                                   Administrator, all or any portion of the Matching Contribution or Profit Sharing Contribution or both for a Plan Year credited to a subaccount in accordance with Section
                                   3.6 will be included.

                            (E) Elective contributions under any other plan that is aggregated with this Plan to satisfy the requirements of Code section 410(b) will be included.

                            (F)    To the extent provided in Treasury
                                   Regulations, elective contributions made under any other qualified cash or deferred arrangement of any Affiliated Organization on behalf of any eligible Employee who is a Highly Compensated Employee will be included.

       (c) If, for any Plan Year, the requirements of Subsection (b) are not satisfied, the Administrator will determine the amount by which Before-Tax Contributions made on behalf of each eligible employee who is a Highly Compensated Employee for the Plan Year exceeds the permissible amount as determined under Subsection (b). The determination will be made by successively decreasing the rate of Eligible Earnings reductions for such Highly Compensated Employees who, during the Plan Year, had the greatest percentage of Eligible Earnings reductions to the next lower percentage, then again decreasing the percentage of such Participants' Eligible Earnings reductions, together with the percentage of Eligible Earnings reductions for such Highly Compensated Employees who were already at such lower percentage, to the next lower percentage, and continuing such procedure for as many percentage decreases as the Administrator deems necessary. The Administrator may make such reductions in any amount.

       (d) At such time as the Administrator specifies on or following the last day of the Plan Year for which the determination described in Subsection (c) is made, but in no case later than the last day of the following Plan Year, the amount of excess Before-Tax Contributions so determined, increased by Fund earnings or decreased by Fund losses attributable to such excess as determined under Section 9.5, will be distributed to each such Highly Compensated Employee. The amount to be distributed pursuant to the foregoing sentence with respect to any Plan Year will be reduced by the portion of the amount, if any, distributed pursuant to Section 9.1 that is attributable to Before-Tax Contributions that relate to such Plan Year, determined by assuming that Before-Tax Contributions in excess of the limitation described in
              Section 9.1 for a given taxable year are the first contributions made for a Plan Year falling within such taxable year. Additional amounts to be distributed to each such Highly Compensated Employee will be determined by successively decreasing the amount of Before-Tax Contribution for Highly Compensated Employees who, for the Plan Year, had the largest amount of Before-Tax Contributions made on their behalf to the next lower amount, and continuing this procedure until an amount equal to the aggregate amount of excess Before-Tax Contributions has been removed from the Accounts of the Highly Compensated Employees.

       (e) To the extent required or permitted by Treasury Regulations, the Administrator will or may, as the case may be, apply the limitation described in this section separately to each group of eligible employees who are included in a unit of Employees covered by a collective bargaining agreement and those who are not included in a different unit.

       (f) If the Company elects to apply Code section 410(b)(4)(B) in determining whether the Plan satisfies either of the tests described in Section 9.2(b)(i) for a Plan Year beginning after December 31, 1998, the Company may exclude from consideration all eligible employees who are not Highly Compensated Employees and have not met the minimum age and service requirements of Code section 410(a)(1)(A).

9.3.   ACTUAL CONTRIBUTION PERCENTAGE LIMITATIONS.

       (a) Notwithstanding Sections 3.2 and 3.4, for any Plan Year beginning after December 31, 1996, Matching Contributions may be made on behalf of and After-Tax Contributions may be made by Participants who are Highly Compensated Employees only if the requirements of Code section 401(m)(2), as set forth in Subsection (b), are satisfied. To the extent deemed necessary by the Administrator in order to comply with such requirements, the Administrator may, in accordance with Plan Rules, prospectively decrease the rate at which a Participant may make After-Tax Contributions.

              (i) The requirements of Code section 401(m)(2) will be satisfied for any Plan Year if, for that Plan Year, the Plan satisfies either of the following tests:

                     (1) the "actual contribution percentage" for the Plan Year for "eligible employees" who are Highly Compensated Employees for the Plan Year is not more than the product of the actual contribution percentage for the preceding Plan Year for all eligible employees for the preceding Plan Year who were not Highly Compensated Employees (subject to any adjustment required by Treasury Regulations to reflect Plan coverage changes during the Plan Year being tested), multiplied by one and one-quarter; or

                     (2) the excess of the actual contribution percentage for the Plan Year for eligible employees who are Highly Compensated Employees for the Plan Year over the actual contribution percentage for the preceding Plan Year for all eligible employees for the preceding Plan Year who were not Highly Compensated Employees is not more than two percentage points and the actual contribution percentage for the Plan Year for Highly Compensated Employees for the Plan Year is not more than the product of the actual contribution percentage for the preceding Plan Year for all eligible employees for the preceding Plan Year who were not Highly Compensated Employees, multiplied by two.

              (ii)   For purposes of this section and Section 9.4:

                     (1) "eligible employee" means an Active Participant who is eligible to have Matching Contributions made on his or her behalf, or to make After-Tax Contributions, for the Plan Year in question or who would be eligible but for a suspension imposed under
                            Section 3.1(b)(iv) or 3.4(b)(iv).

                     (2) the "actual contribution percentage" with respect to either of the two groups of eligible employees referenced above, is the average of the ratios, calculated separately for each eligible employee in the particular group, of the aggregate amount of Matching Contributions made on behalf of, and After-Tax Contributions made by, the eligible employee for the Plan Year, to the eligible employee's Testing Wages for the Plan Year, or the portion of the Plan Year during which he or she was an eligible employee, as specified in Plan Rules.
                            In computing the actual contribution percentage the following rules apply.

                            (A) Except as otherwise provided in Treasury Regulations, Matching Contributions taken into account in determining the actual deferral percentage under Section 9.2(b)(ii) will be excluded.

                            (B) Matching Contributions taken into account for purposes of the minimum contribution required by Section 14.3(a) will be excluded.

                            (C) Any Matching Contributions forfeited pursuant to Section 9.6(c) will be excluded.

                            (D)    To the extent permitted by Treasury
                                   Regulations and determined by the
                                   Administrator, all or any portion of the Before-Tax Contributions for the Plan Year on behalf of eligible employees will be included.

                            (E)    To the extent permitted by Treasury
                                   Regulations and determined by the
                                   Administrator, all or any portion of the Profit Sharing Contribution for a Plan Year credited to a subaccount in accordance with
                                   Section 3.6 will be included.

                            (F) Matching contributions (within the meaning of Code section 401(m)(4)(A)) and after-tax contributions made under any other plan that is aggregated with this Plan to satisfy the requirements of Code section 410(b) will be included.

                            (G)    To the extent required by Treasury
                                   Regulations, matching contributions (within the meaning of Code section 401(m)(4)(A)) and after-tax contributions made under any other qualified plan of any Affiliated Organization on behalf of or by any eligible employee who is a Highly Compensated Employee will be included.

       (b) If, for any Plan Year, the requirements of Subsection (a) are not satisfied, the Administrator will determine the amount by which After-Tax Contributions made by each Highly Compensated Employee for the Plan Year and, if necessary, Matching Contributions made on behalf of each Highly Compensated Employee for the Plan Year exceeds the permissible amount as determined under Subsection (a), such determination being made in accordance with the procedure described in Section 9.2(c) with respect to reductions of Eligible Earnings.

       (c) At such time as the Administrator specifies on or following the last day of the Plan Year for which the determination described in Subsection (c) is made, but in no case later than the last day of the following Plan Year, the amount of excess After-Tax and Matching Contributions so determined with respect to each Highly Compensated Employee, increased by Fund earnings or decreased by Fund losses attributable to such excess as determined under
              Section 9.5, will be distributed to such Highly Compensated Employee; provided, however, that to the extent the excess Matching Contributions would not be fully vested if retained in the Plan, such excess will be forfeited rather than distributed, and any such forfeitures will be applied as provided in Section 3.2(d). Amounts to be distributed to each such Highly Compensated Employee or forfeited will be determined by successively decreasing the amount of After-Tax Contributions made by and, if necessary, Matching Contributions made on behalf of Highly Compensated Employees who, for the Plan Year, made the largest After-Tax Contributions and had the largest amount of Matching Contributions on their behalf to the next lower amount, and continuing this procedure until an amount equal to the aggregate amount of excess contributions has been removed from the Accounts of the Highly Compensated Employees.

       (d) To the extent provided in Treasury Regulations, the limitations described in this section do not apply to any group of eligible employees who are included in a unit of Employees covered by a collective bargaining agreement.

       (e) If the Company elects to apply Code section 410(b)(4)(B) in determining whether the Plan satisfies either of the tests described in Section 9.3(b)(i) for any Plan Year beginning after December 31, 1998, the Company may exclude from consideration all eligible employees who are not Highly Compensated Employees and have not met the minimum age and service requirements of Code section 410(a)(1)(A).

9.4.   MULTIPLE USE LIMITATION.

       (a) This section applies for any Plan Year beginning after December 31, 1996 for which the sum of the actual deferral percentage for eligible employees who are Highly Compensated Employees, plus the actual contribution percentage for eligible employees who are Highly Compensated Employees, exceeds the "aggregate limit." For purposes of this subsection, the aggregate limit is the greater of:

              (i)    The sum of:

                     (1) the product of one and one-quarter, multiplied by the greater of:

                            (A) the actual deferral percentage for the Plan Year for eligible employees who are not Highly Compensated Employees, or

                            (B) the actual contribution percentage for the Plan Year for eligible employees who are not Highly Compensated Employees;

                     plus

                     (2) the sum of two percentage points plus the lesser of the actual deferral percentage determined under item
                            (A) of clause (1) above or the actual contribution percentage determined under item (B) of clause (1) above, with such sum in no case exceeding twice the lesser of such actual deferral percentage or actual contribution percentage;

              or

              (ii)   The sum of:

                     (1) the product of one and one-quarter, multiplied by the lesser of:

                            (A) the actual deferral percentage for the Plan Year for eligible employees who are not Highly Compensated Employees, or

                            (B) the actual contribution percentage for the Plan Year for eligible employees who are not Highly Compensated Employees;

                     plus

                     (2) the sum of two percentage points plus the greater of the actual deferral percentage determined under item
                            (A) of clause (1) above or the actual contribution percentage determined under item (A) of clause (1) above, with such sum in no case exceeding twice the lesser of such actual deferral percentage or actual contribution percentage.

       (b) If, for any Plan Year, the calculations under Subsection (a) require that this section be applied, the Administrator will determine the amount by which After-Tax Contributions made by each Highly Compensated Employee for the Plan Year and Matching Contributions made on behalf of each Highly Compensated Employee for the Plan Year causes the excess amount determined under Subsection (a), such determination being made in accordance with the provisions of Section 9.3(c). At such time as the Administrator specifies on or following the last day of the Plan Year for which such determination is made, but in no case later than the last day of the following Plan Year, the excess will be corrected in accordance with Section 9.3(d).

       (c) To the extent provided in Treasury Regulations, the limitations described in this section do not apply to any group of eligible employees who are included in a unit of employees covered by a collective bargaining agreement.

9.5. EARNINGS OR LOSSES ON EXCESS CONTRIBUTIONS. The amount of Fund earnings or losses with respect to the excess amount of contributions returned to a Highly Compensated Employee pursuant to this article is an amount equal to the product of the total earnings or losses for the Participant's Account to which the excess contributions were credited for the Plan Year with respect to which the determination is being made, multiplied by a fraction, the numerator of which is the excess amount of contributions made on the Participant's behalf to such Account for the Plan Year, and the denominator of which is the closing balance of such Account for the Plan Year, decreased by the amount of earnings added to that Account, or increased by the amount of losses charged to that Account, for the Plan Year.

9.6.   AGGREGATE DEFINED CONTRIBUTION LIMITATIONS.

       (a) Notwithstanding any contrary provisions of the Plan, there will not be allocated to any Participant's Accounts for a Plan Year any amount that would cause the aggregate "annual additions" with respect to the Participant for the Plan Year to exceed the lesser of

              (i) $30,000 (or such dollar amount, adjusted to reflect increases in the cost of living, as in effect under Code section 415(c)(1)(A) for the calendar year during which the Plan Year in question begins) and

              (ii) 25 percent of the Participant's Section 415 Wages for the Plan Year.

       (b) For purposes of Subsection (a), the "annual additions" with respect to a Participant for a Plan Year are the sum of -

              (i) the aggregate amount of Before-Tax, Matching, Profit Sharing and After-Tax Contributions allocated to the Participant's Accounts under the Plan for the Plan Year (including the amount of any Before-Tax, Matching or After-Tax Contributions distributed to the Participant or forfeited pursuant to Section 9.2(d) or 9.3(d) but excluding any Before-Tax Contributions in excess of the limitation set forth in Section 9.1 that are distributed to the Participant by April 15 of the year following the year to which such contributions relate) and employer contributions, employee contributions and forfeitures allocated to the Participant's accounts under any other qualified defined contribution plan maintained by any Affiliated Organization for the Plan Year; plus

              (ii) the amount, if any, attributable to post-retirement medical benefits that is allocated to a separate account for the Participant as a "key employee" within the meaning of Code section 416(i), to the extent required under Code section 419A(d)(1).

              If a Before-Tax, Matching or Profit Sharing Contribution with respect to a Plan Year is made more than 30 days after the due date (including extensions) of the Company's federal income tax return for the taxable year of the Company coinciding with the Plan Year or in which the Plan Year ends, the contribution will be an annual addition for the Plan Year during which the contribution is made. If an After-Tax Contribution with respect to a Plan Year is made more than 30 days after the end of the Plan Year, the contribution will be an annual addition for the Plan Year during which the contribution made.

              (iii) If the Administrator, in his or her discretion, determines that the limitation under Subsection (a) would otherwise be exceeded for a Plan Year, to the extent necessary to prevent such excess from occurring, the amount of After-Tax Contributions made by or Before-Tax Contributions made on behalf of the Participant, or both, will be prospectively reduced.

              (iv) If a further reduction of contributions is required, the amount of the Matching Contribution that would otherwise be allocated to the Participants' Matching Contribution Account will be reduced and the aggregate amount of the Contribution for the Plan Year will be reduced by the same amount and then the amount of the Profit Sharing Contribution that would otherwise be allocated to the Participant's Profit Sharing Contribution Account will be reduced and the aggregate amount of the Profit Sharing Contribution for the Plan Year will be reduced by the same amount.

              (v) If, in spite of such reduction and as a result of the allocation of forfeitures or a reasonable error in estimating the amount of the Participant's Eligible Earnings, Section 415 Wages, Before-Tax Contributions or other elective deferrals within the meaning of Code section 402(g)(3) for the Plan Year, the limitation would otherwise be exceeded, then, to the extent required to prevent such excess,

                     (1) the amount of After-Tax Contributions made by the Participant for the Plan Year, together with earnings on such contributions, will be returned to the Participant, then

                     (2) the amount of Before-Tax Contribution made for the Participant, together with earnings on such contributions, will be distributed to the Participant and any Matching Contributions attributable to the amount so distributed, together with earnings on such contributions, will be forfeited and applied as provided in Section 3.2(d), then

                     (3) if a further excess would otherwise exist, the amount of such excess will be held unallocated in a suspense account and will be allocated to all other eligible Participants for the Plan Year and, to the extent necessary, subsequent Plan Years, before Matching and Profit Sharing Contributions are made for such Plan Year or Years, and will be applied toward the amount of such contributions for such Plan Year or Years.

9.7.   AGGREGATE DEFINED CONTRIBUTION/DEFINED BENEFIT LIMITATIONS.

       (a) In no event will the amount of a Participant's annual additions under the Plan for any Plan Year beginning before January 1, 2000 exceed an amount that would cause the decimal equivalent of the sum of the "defined benefit fraction" plus the "defined contribution fraction" to exceed one.

       (b) The "defined benefit fraction" is a fraction, the numerator of which is the Participant's aggregate projected annual benefit under all qualified defined benefit pension plans maintained by any Affiliated Organization (determined as of the end of the Plan
              Year), and the denominator of which is the lesser of:

              (i) 125 percent of the maximum dollar benefit limitation in effect under Code section 415(b)(1)(A) for the calendar year during which the Plan Year in question begins; and

              (ii) 140 percent of the average Section 415 Wages of the Participant during the three consecutive Plan Years during which he or she was a participant in any such defined benefit pension plan which produce the highest average.

       (c) The "defined contribution fraction" is a fraction, the numerator of which is the sum of the annual additions to the Participant's accounts for the Plan Year under this Plan and any other qualified defined contribution plans maintained by any Affiliated Organization, determined in the manner described in Section 9.6, and the denominator of which is the aggregate of the lesser of:

              (i) 125 percent of the maximum annual addition dollar limitation in effect under Code section 415(c)(1)(A) for the calendar year during which the Plan Year in question begins; and

              (ii) 140 percent of 25 percent of the Participant's Section 415 Wages for the Plan Year,

                     applied for all years during which the Participant was employed with an Affiliated Organization, without regard to whether there was a defined contribution plan in effect during all such years.

       (d) If the annual additions that would otherwise be made with respect to a Participant for a Plan Year would cause the limitation of Subsection (a) to be exceeded, the Participant's benefit under one or more defined benefit pension plans maintained by an Affiliated Organization will, to the extent provided in such plans, be reduced to the extent necessary to prevent such excess from occurring, and, if a sufficient reduction cannot be made under such plans, the provisions of Section 9.6(c) will be applied to reduce the amount of the annual additions to the Participant's Accounts under this Plan for such Plan Year to the extent necessary to prevent such excess.

9.8. ADMINISTRATOR'S DISCRETION. Notwithstanding the foregoing provisions of this article, the Administrator may apply the provisions of Sections 9.1 through 9.7 in any manner permitted by Treasury Regulations that will cause the Plan to satisfy the limitations of the Code incorporated in such sections and Treasury Regulations thereunder, and the Administrator's good faith application of Treasury Regulations is binding on all Participants and Beneficiaries.

                                      ARTICLE
                                        10.
                                   Service Rules


10.1.  COMPUTATION PERIOD.  The "Computation Period" is -

       (a) for the purpose of determining whether an Employee has satisfied the eligibility service requirements described in Section 2.1(a), the 12-month period commencing with the date on which he or she first completes an Hour of Service of the type specified at
              Section 10.3(a)(i) and, thereafter, Plan Years, beginning with the Plan Year that includes the first anniversary of that date; and

       (b) for the purpose of determining the extent of an Employee's Vesting Service, Plan Years.

10.2. VESTING SERVICE. The term "Vesting Service" with respect to an Employee means, except as otherwise provided in Section 10.5, the aggregate number of Computation Periods of the type specified at clause (b) of Section
       10.1 during each of which the Employee completes at least 1000 Hours of Service.

10.3.  HOUR OF SERVICE.

       (a) Subject to the remaining subsections of this section, the term "Hour of Service," with respect to an Employee, includes and is limited to -

              (i) each hour for which the Employee is paid, or entitled to payment, for the performance of duties for an Affiliated Organization;

              (ii) each hour for which the Employee is paid, or entitled to payment, by an Affiliated Organization on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness (including disability), layoff, jury duty, military duty or leave of absence;

              (iii) each hour for which the Employee is not paid or entitled to payment but which is required by federal law to be credited to the Employee on account of his or her military service or similar duties; and

              (iv) each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by an Affiliated Organization; provided, first, that Hours of Service taken into account under clause (i), (ii) or (iii) will not also be taken into account under this clause (iv); and second, that Hours of Service taken into account under this clause
                     (iv) that relate to periods specified in clause (ii) will be subject to the rules under Subsection (b).

       (b) The following rules will apply for purposes of determining the Hours of Service completed by an Employee under Subsection
              (a)(ii):

              (i) No more than 501 hours will be credited to the Employee on account of any single continuous period during which the Employee performs no duties (whether or not such period occurs in a single Computation Period).

              (ii) No more than the number of hours regularly scheduled for the performance of duties for the period during which no duties are performed will be credited to the Employee for such period.

              (iii) The Employee will not be credited with hours for which payments are made solely to reimburse medical or medically related expenses.

              (iv) A payment will be deemed to be made by or due from an Affiliated Organization, regardless of whether such payment is made by or due from the Affiliated Organization directly or indirectly through a trust fund or insurer to which the Affiliated Organization contributes or pays premiums.

              (v) If the payment made or due is calculated on the basis of units of time, the number of Hours of Service to be credited will be the number of regularly scheduled working hours included in the units of time on the basis of which the payment is calculated; provided, that, if such a payment is made to an Employee described in Subsection
                     (d)(i), the number of Hours of Service to be credited will be the number of equivalent hours determined under Subsection (d)(i) that are included in the units of time on the basis of which the payment is calculated.

              (vi) If the payment made or due is not calculated on the basis of units of time, the number of Hours of Service to be credited will be equal to the amount of the payment, divided by the Employee's most recent hourly rate of compensation before the period during which no duties are performed.

       (c)    Hours of Service will be credited -

              (i)    in the case of Hours of Service described in Subsection
                     (a)(i), to the Computation Period in which the duties are performed;

              (ii)   in the case of Hours of Service described in Subsection
                     (a)(ii), to the Computation Period or Periods in which the period during which no duties are performed occurs; provided, that, if the payment is not calculated on the basis of units of time, the Hours of Service will not be allocated between more than the first two Computation Periods of such period;

              (iii)  in the case of Hours of Service described in Subsection
                     (a)(iii), to the Computation Period or Periods determined by the Administrator in accordance with the applicable federal law; and

              (iv)   in the case of Hours of Service described in Subsection
                     (a)(iv), to the Computation Period or Periods to which the award or agreement for back pay pertains.

       (d) For purposes of determining the number of Hours of Service completed by an Employee during a particular period of time -

              (i) an Employee who is not subject to the overtime provisions of the Fair Labor Standards Act of 1938, as from time to time amended, will be credited with 45 Hours of Service for each calendar week during which he or she completes at least one Hour of Service;

              (ii) each other Employee will be credited with the number of Hours of Service that he or she completes during such period.

       (e) Notwithstanding the foregoing provisions of this section, an individual will be credited with the number of Hours of Service he or she completes, determined in the manner specified in Subsections (a) through (d),

              (i) while, although not an Employee, he or she is considered to be a "leased employee" of an Affiliated Organization or of a "related person" (within the meaning of Code sections 414(n)(2) and 144(a)(3)), respectively, and

              (ii) with any other organization to the extent such Hours of Service are required to be taken into account pursuant to Treasury Regulations under Code section 414(o).

10.4. ONE-YEAR BREAK IN SERVICE. An Employee will incur a "One-Year Break in Service" if the Employee fails to complete at least 500 Hours of Service during a Computation Period; provided, that, for purposes only of determining whether an Employee has incurred such a One-Year Break in Service, in addition to Hours of Service credited under Section 10.4, there will be taken into account the number of Hours of Service that otherwise would have been credited to the Employee, or, if the number of such hours of service cannot be determined, eight hours of service for each day on which the Employee would have otherwise performed services for an Affiliated Organization, during an authorized leave of absence, while still employed with the Affiliated Organization, pursuant to any established, nondiscriminatory leave policy of an Affiliated Organization or due to -

       (a)    the Employee's pregnancy,

       (b)    the birth of the Employee's child,

       (c) the placement of a child with the Employee in connection with the adoption of such child by the Employee, or

       (d) the Employee's caring for such child for a period beginning immediately following such birth or placement;

       provided, first, that the total number of such additional Hours of Service taken into account by reason of any such absence will not exceed 501; second, that, if the Employee would be prevented from incurring a One-Year Break in Service for the Computation Period in which such absence commenced solely because the additional Hours of Service are so credited, such Hours of Service will be credited only to such Computation Period or, if a One-Year Break in Service for such Computation Period would not be so prevented, such additional Hours of Service will be credited to the Computation Period following the Computation Period during which such absence commenced; and third, that, notwithstanding the foregoing, no such additional Hours of Service will be credited in connection with an absence for one of the reasons set forth at items

       (a) through (d) unless the Employee furnishes to the Administrator, on a timely basis, such information as the Administrator reasonably requires in order to establish the number of days during which the Employee was absent for that reason. In addition, an Employee will be credited with Hours of Service for the purpose of determining whether he or she has incurred a One-Year Break in Service to the extent required by the Family and Medical Leave Act of 1993.

10.5. LOSS OF SERVICE. If an Employee terminates employment and experiences at least five consecutive One-Year Breaks in Service with respect to his or her Vesting Service, then:

       (a) if the Employee had a vested interest in his or her Account prior to the Breaks in Service,

              (i) Vesting Service completed prior to such Breaks in Service will be taken into account in determining his or her vested interest in his or her Accounts attributable to contributions made for periods after the Breaks in Service but only if the Employee completes one year of Vesting Service following such Breaks in Service, and

              (ii) the extent of the Employee's vested interest in his or her Accounts as determined under Section 7.1 prior to the Breaks in Service will not be increased by Vesting Service completed following the Breaks in Service; or

       (b) if the Employee had no vested interest in his or her Account prior to the Breaks in Service, the Employee's Vesting Service completed prior to the Breaks in Service will not be taken into account for any purpose under the Plan.

10.6. PRE-ACQUISITION SERVICE. Service with an Affiliated Organization prior to the date on which it became an Affiliated Organization (or, with another entity prior to the acquisition of such entity's business or assets by an Affiliated Organization) will be taken into account under this Plan only if, to the extent and for the purposes, provided in any agreement pursuant to which it became an Affiliated Organization (or such business or assets were acquired) or as provided by resolution of the Company's Board. If such Hours of Service are to be taken into account, unless otherwise specifically provided in such agreement or resolution, such Hours of Service will be determined in accordance with the provisions of this article. If less than the entire period of employment with an Affiliated Organization prior to its becoming such (or with another entity prior to the acquisition of its business or assets) is to be taken into account, the extent to which such period of employment is to be taken into account will be specified in an exhibit to the Plan.

                                      ARTICLE
                                         11.
                        Adoption, Amendment and Termination


11.1. ADOPTION BY AFFILIATED ORGANIZATIONS. An Affiliated Organization may adopt this Plan and become a Participating Employer with the prior approval of the Administrator by furnishing to the Administrator a certified copy of a resolution of its Board adopting the Plan. Any adoption of the Plan by an Affiliated Organization, however, must either be approved in advance or ratified by the Company's Board prior to the end of the fiscal year of such Affiliated Organization in which it adopts the Plan.

11.2.  AUTHORITY TO AMEND AND PROCEDURE.

       (a) The Company reserves the right to amend the Plan at any time, to any extent that it may deem advisable. Each amendment must be stated in a written instrument approved in advance or ratified by the Company's Board and executed in the name of the Company by a duly authorized officer or the Company's Director of Compensation, Benefits & HRIS, and attested by the Secretary or an Assistant Secretary. On and after the effective date of the amendment, the Plan will be deemed to have been amended as set forth in the instrument, and all interested persons will be bound by the amendment; provided, first, that no amendment will increase the duties or liabilities of the Trustee or Administrator without its written consent; and, second, that no amendment will have any retroactive effect so as to deprive any Participant, or any Beneficiary of a deceased Participant, of any benefit already accrued or vested or of any option with respect to the form of such benefit that is protected under Code section 411(d)(6), except that any amendment that is required to conform the Plan with government regulations so as to qualify the Trust for income tax exemption may be made retroactively to the Effective Date of the Plan or to any later date.

       (b) If the schedule for determining the extent to which benefits under the Plan are vested is changed, whether by amendment or on account of the Plan's becoming or ceasing to be a top-heavy plan, each Participant who has completed at least three years of vesting service may elect to have his or her vested benefits determined without regard to such change by giving written notice of such election to the Administrator within the period beginning on the date such change was adopted (or the Plan's top heavy status changed) and ending 60 days after the latest of (i) the date such change is adopted, (ii) the date such change becomes effective or
              (iii) the date the Participant is issued notice of such change by the Administrator or the Trustee. Except as otherwise provided in an amendment permitted by Treasury Regulations, if an optional form of benefit payment protected under Code section 411(d)(6) is eliminated, each Participant may elect to have that portion of the value of his or her Accounts that was accrued as of the date of such elimination, distributed in the optional form of benefit payment that was eliminated.

       (c) The provisions of the Plan in effect at the termination of a Participant's employment will, except as specifically provided otherwise in any subsequent amendment, continue to apply to such Participant.

11.3. AUTHORITY TO TERMINATE AND PROCEDURE. The Company expects to continue the Plan indefinitely but reserves the right to terminate the Plan in its entirety at any time. Each Participating

       Employer expects to continue its participation in the Plan indefinitely but reserves the right to cease its participation in the Plan at any time. The Plan will terminate in its entirety as of the date specified by the Company in a written notice adopted and executed in the manner of an amendment. The Plan will terminate with respect to a Participating Employer as of a date specified in a written instrument approved in advance or ratified by the Participating Employer's Board and executed in the name of the Participating Employer by a duly authorized officer.

11.4. VESTING UPON TERMINATION, PARTIAL TERMINATION OR DISCONTINUANCE OF CONTRIBUTIONS. Upon the termination of the Plan or upon the complete discontinuance of contributions, the Accounts of each "affected employee" will vest in full. For purposes of this section, "affected employee" means a Participant or former Participant who, as of the effective date of the termination or complete discontinuance of contributions (a) is actively employed with an Affiliated Organization or (b) has terminated employment and has neither received a distribution of his or her Accounts of the type described in Section 7.2 nor experienced at least five consecutive One-Year Breaks in Service. Upon the partial termination of the Plan, the Accounts of each Participant as to whom the Plan has been partially terminated will vest in full.

11.5. DISTRIBUTION FOLLOWING TERMINATION, PARTIAL TERMINATION OR DISCONTINUANCE OF CONTRIBUTIONS. After termination or partial termination of the Plan or the complete discontinuance of contributions under the Plan, the Trustee will continue to hold and distribute the Fund at the times and in the manner provided by Section 8.1 as if such event had not occurred or, if the Administrator so directs in accordance with Treasury Regulations, the Trustee will distribute to each Participant the entire balance of his or her Accounts.

                                      ARTICLE
                                         12.
                   Definitions, Construction and Interpretations


The definitions and the rules of construction and interpretations set forth in this article apply in construing this instrument unless the context otherwise indicates.

12.1. ACCOUNT. An "Account" with respect to a Participant is any or all of the accounts maintained on his or her behalf pursuant to Section 4.1, as the context requires.

12.2. ACTIVE PARTICIPANT. An "Active Participant" is a Participant who is a Qualified Employee.

12.3. ADMINISTRATOR. The "Administrator" of the Plan is the Company or any individual or committee to whom or to which administrative duties are delegated by the Company with respect to the delegated duties.

12.4. AFFILIATED ORGANIZATION. An "Affiliated Organization" is the Company and any corporation that is a member of a controlled group of corporations (within the meaning of Code section 1563(a) without regard to Code sections 1563(a)(4) and 1563(e)(3)(C)) that includes the Company, any trade or business (whether or not incorporated) that together with the Company is under common control (within the meaning of Code section 414(c)), any member of an "affiliated service group" (within the meaning of Code section 414(m)) of which the Company is a member or any other organization that, together with the Company, is treated as a single employer pursuant to Code section 414(o) and Treasury Regulations thereunder; provided, that, for purposes of applying the limitations set forth at Sections 9.6 and 9.7 of the Plan, such determination under Code section 1563(a) will be made by substituting the phrase "more than 50 percent" for the phrase "at least 80 percent" wherever it appears in such Code section.

12.5. AFTER-TAX CONTRIBUTION ACCOUNT. The "After-Tax Contribution Account" is the account established pursuant to clause (d) of Section 4.1.

12.6. AFTER-TAX CONTRIBUTIONS. "After-Tax Contributions" means contributions made by a Participant pursuant to section 3.4.

12.7. BEFORE-TAX CONTRIBUTION ACCOUNT. The "Before-Tax Contribution Account" is the account established pursuant to clause (a) of Section 4.1.

12.8. BEFORE-TAX CONTRIBUTIONS. "Before-Tax Contributions" means contributions made by the Participating Employers on behalf of Participants pursuant to
       Section 3.1.

12.9. BENEFICIARY. A "Beneficiary" is a person designated or otherwise determined under the provisions of Section 8.2 as the distributee of benefits payable after the death of a Participant. A person designated as, or otherwise determined to be, a Beneficiary under the terms of the Plan has no interest in or rights under the Plan until the Participant in question has died. A Beneficiary will cease to be such on the day on which all benefits to which he, she or it is entitled under the Plan have been distributed.

12.10. BOARD. The "Board" is the board of directors or comparable governing body of the Affiliated Organization in question. When the Plan provides for an action to be taken by the Board, the action may be taken by any committee or individual authorized to take such action pursuant to a proper delegation by the board of directors or comparable governing body in question.

12.11. CODE. The "Code" is the Internal Revenue Code of 1986, as amended. Any reference to a specific provision of the Code includes a reference to such provision as it may be amended from time to time and to any successor provision.

12.12. COMMITTEE.  The "Committee" is the administrative committee described in
       Article 13.

12.13. COMPANY.  The "Company" is BMC Industries, Inc. or any successor thereto.

12.14. COMPANY STOCK.  "Company Stock" is common stock of the Company.

12.15. CONSENT OF SPOUSE. Whenever the consent of a Participant's spouse is required with respect to any act of the Participant, such consent will be deemed to have been obtained only if:

       (a) the Participant's spouse executes a written consent to such act, which consent acknowledges the effect of such act and is witnessed by a Plan representative or a notary public; or

       (b) the Administrator determines that no such consent can be obtained because the Participant has no spouse, because the Participant's spouse cannot be located, or because of such other circumstances as may, under Treasury Regulations, justify the lack of such consent.

       Any such consent by the Participant's spouse or such determination by the Administrator that such spouse's consent is not required is effective only with respect to the particular spouse of the Participant who so consented or with respect to whom such determination was made. Any such consent by the Participant's spouse to an act of the Participant under the Plan is irrevocable with respect to that act.

12.16. DISABLED. A Participant will be considered to be "Disabled" only if the Administrator determines that he or she is absent from active employment with all Affiliated Organizations by reason of illness, bodily injury or disease which renders the Participant unable to engage in any gainful occupation and which is likely to be of long and indefinite duration or result in death.

12.17. EFFECTIVE DATE.  The "Effective Date" of the Plan is April 1, 1979.

12.18. ELIGIBLE EARNINGS.

       (a) The "Eligible Earnings" of a Participant from a Participating Employer for any Plan Year for purposes of Before-Tax Contributions. After-Tax Contributions and Matching Contributions is the sum of all remuneration paid to the Participant by the Participating Employer for the portion of a Plan Year in which he or she is an Active Participant that is reportable in the "wages, tips, other compensation" box of Internal Revenue Form W-2, excluding (to the extent otherwise included) the amount of any imputed income of the Participant with respect to such portion of the Plan Year, increased by amounts that are deferred under
              Section 3.1 as Before-Tax Contributions and amounts by which a Participant's compensation from the Participating Employer for such portion of the Plan Year is reduced under a Code section 125 cafeteria plan.

       (b) The Eligible Earnings of a Participant from a Participating Employer for any Plan Year for the purpose of Profit Sharing Contributions is, for non-sales personnel, the Participant's annual base salary or wages paid to the Participant by the Participating Employer during the Plan Year, including shift premium, increased by amounts paid to the Participant by the Participating Employer during the Plan Year for time in excess of straight time but disregarding the portion of such amounts, if any, representing a premium over straight time rates, and for sales personnel, the greater of (i) the Participant's annual base salary paid by the Participating Employer during the Plan Year or
              (ii) the lesser of (1) the Participant's annual base salary plus commission paid by the Participating Employer during the Plan Year or (2) $60,000. In no event will severance pay of any kind or nature, payments made pursuant to the BMC Industries, Inc. Long-Term Incentive Plan or amounts attributable to the exercise of a stock option be taken into account as Eligible Earnings.

       (c) In no event will a Participant's Eligible Earnings for any Plan Year be taken into account to the extent it exceeds $150,000 (or such larger amount as may be permitted for the calendar year during which such Plan Year begins under Code section 401(a)(17)).

12.19. EMPLOYEE. An "Employee" is any individual who performs services for an Affiliated Organization as a common-law employee of the Affiliated Organization.

12.20. EXCESS ELIGIBLE EARNINGS. The "Excess Eligible Earnings" of a Participant from a Participating Employer for a Plan Year means the portion of his or her Eligible Earnings from the Participating Employer for the Plan Year, if any, in excess of the contribution and benefit base in effect for the calendar year during which the Plan Year begins under section 230 of the Social Security Act.

12.21. FUND. The "Fund" is the total of all of the assets of every kind and nature, both principal and income, held in the Trust at any particular time or, if the context so requires, one or more of the investment funds described in Section 5.1.

12.22. GOVERNING LAW. To the extent that state law is not preempted by provisions of the Employee Retirement Income Security Act of 1974, as amended, or any other laws of the United States, this Plan will be administered, construed, and enforced according to the internal, substantive laws of the State of Minnesota, without regard to its conflict of laws rules.

12.23. HEADINGS. The headings of articles and sections are included solely for convenience. In the case of a conflict between a heading and the text of the Plan, the text controls.

12.24. HIGHLY COMPENSATED EMPLOYEE.

       (a) A "Highly Compensated Employee" for any Plan Year beginning after December 31, 1996 is any employee who -

              (i) at any time during such Plan Year or the 12-month period preceding such Plan Year, owns or owned (or is considered as owning or having owned within the meaning of Code section 318) more than five percent of the outstanding stock of an Affiliated Organization or stock possessing more than five percent of the total combined voting power of all outstanding stock of an Affiliated Organization, or

              (ii) during the 12-month period preceding such Plan Year, received compensation in excess of $80,000 (or such dollar amount, adjusted to reflect increases in the cost of living, as in effect under Code section 414(q)(1)(B) for the calendar year during which the Plan Year in question begins).

       (b)    For purposes of this section,

              (i) an "employee" is any individual (other than an individual who is a nonresident alien who receives no earned income (within the meaning of Code section 911(d)(2)) from an Affiliated Organization that constitutes income from sources within the United States (within the meaning of Code section 861(a)(3))) who, during the Plan Year for which the determination is being made, performs services for an Affiliated Organization as -

                     (1)    a common-law employee,

                     (2)    an employee pursuant to Code section 401(c)(1), or

                     (3) a leased employee who is treated as an employee of an Affiliated Organization pursuant to Code section 414(n)(2) or 414(o)(2), and

              (ii) "compensation" for any period means an employee's Section 415 Wages for the period (increased for Plan Years beginning before January 1, 1998 by the amount of any reductions to the employee's compensation for the period in connection with an election by the employee made pursuant to a plan maintained by an Affiliated Organization under Code section 125 or 401(k)).

12.25. MATCHING CONTRIBUTION ACCOUNT. The "Matching Contribution Account" is the account established pursuant to clause (b) of Section 4.1.

12.26. MATCHING CONTRIBUTIONS. "Matching Contributions" means contributions made by the Participating Employers on behalf of Participants pursuant to
       Section 3.2 or 3.6.

12.27. NORMAL RETIREMENT DATE. The "Normal Retirement Date" of a Participant is the date on which he or she attains age 65.

12.28. NUMBER AND GENDER. Wherever appropriate, the singular number may be read as the plural, the plural may be read as the singular, and the masculine gender may be read as the feminine gender.

12.29. PARTICIPANT. A "Participant" is a current or former Qualified Employee who has entered the Plan pursuant to the provisions of Article 2 and who has not ceased to be a Participant pursuant to the provisions of Section 2.6.

12.30. PARTICIPATING BUSINESS UNIT. A "Participating Business Unit" is a division, work location or other operational unit of a Participating Employer, the eligible employees of which have been designated by the Participating Employer to participate in the Plan, as communicated in writing to the Company of the Participating Employer Board.

12.31. PARTICIPATING EMPLOYER. A "Participating Employer" is the Company and any other Affiliated Organization that has adopted the Plan, or all of them collectively, as the context requires, and their respective successors. An Affiliated Organization will cease to be a Participating Employer upon a termination of the Plan as to its Qualified Employees or upon its ceasing to be an Affiliated Organization.

12.32. PLAN. The "Plan" is that set forth in this instrument as it may be amended from time to time.

12.33. PLAN RULE. A "Plan Rule" is a rule, policy, practice or procedure adopted by the Administrator.

12.34. PLAN YEAR.  A "Plan Year" is the calendar year.

12.35. PROFIT SHARING CONTRIBUTION ACCOUNT. The "Profit Sharing Contribution Account" is the account established pursuant to clause (c) of Section 4.1.

12.36. PROFIT SHARING CONTRIBUTIONS. "Profit Sharing Contributions" means contributions made by the Participating Employers on behalf of Participants pursuant to Section 3.3 or 3.6.

12.37. PROFIT SHARING PLAN ROLLOVER ACCOUNT. The "Profit Sharing Plan Rollover Account" is the account established pursuant to clause (f) of Section 4.1.

12.38. QUALIFIED EMPLOYEE.

       (a) Except as provided in Subsection (b), a "Qualified Employee" is an Employee who:

              (i) performs services for a Participating Business Unit as an employee of a Participating Employer (as classified by the Participating Employer at the time the services are performed without regard to any subsequent reclassification); or

              (ii) is paid by a Participating Employer on a United States payroll while on a temporary foreign assignment as an employee of P.T. Vision-Ease Asia.

       (b) An Employee who would otherwise be a Qualified Employee is not a Qualified Employee if he or she:

              (i) is a nonresident alien who receives no earned income (within the meaning of Code section 911(d)(2) from a Participating Employer that constitutes income from sources within the United States (within the meaning of Code section 861(a)(3)); or

              (ii) is covered by a collective bargaining agreement, for whom retirement benefits were the subject of good faith bargaining between such person's representative and a Participating Employer, and is not, as a result of such bargaining, specifically covered by this Plan; or

              (iii) is working in the United States on a temporary foreign assignment.

12.39. ROLLOVER ACCOUNT. The "Rollover Account" is the account established pursuant to clause (f) of Section 4.1.

12.40. SECTION 415 WAGES.

       (a) An individual's "Section 415 Wages" for any period is his or her "compensation," within the meaning of Code section 415(c)(3) and Treasury Regulations thereunder, for the period from all Affiliated Organizations.

       (b) The Administrator may, for any period, determine the items of remuneration that, in accordance with Treasury Regulations, will be included in Section 415 Wages for such period; provided that for each purpose under this Plan, the Administrator's determination will be uniform throughout any period.

12.41. TERMINATION OF EMPLOYMENT.

       (a) For purposes of determining entitlement to a distribution under this Plan, a Participant will be deemed to have terminated employment only if he or she has completely severed his or her employment relationship with all Affiliated Organizations or become Disabled. Neither transfer of employment among Affiliated Organizations nor absence from active service by reason of disability leave, other than in connection with a Participant becoming Disabled, or any other leave of absence will constitute a termination of employment.

       (b) With respect to his or her Before-Tax Contribution Account, Matching Contribution Account, After-Tax Contribution Account and Rollover Account -

              (i) A Participant will be deemed to have terminated employment in conjunction with the disposition of all or any portion of the business operation of an Affiliated Organization which is a disposition of a subsidiary or of substantially all of the assets used in a trade or business of an Affiliated Organization within the meaning of Code section 401(k)(10)(A) with respect to which the requirements of Code section 401(k)(10)(B) and (C) are satisfied.

              (ii) A Participant who, in conjunction with the disposition of all or any portion of a business operation of an Affiliated Organization which is not described in clause (i), transfers employment to the acquirer of such business operation or to any affiliate of such acquirer will not be considered to have terminated employment. If a Participant is deemed to have continued employment by reason of the preceding sentence, such sentence will continue to apply to such Participant in the event of any subsequent transfer of employment in conjunction with the disposition of all or any portion of a business operation of the initial acquirer or any subsequent acquirers which is not a disposition of a subsidiary of such acquirer or of substantially all of the assets used in a trade or business of such acquirer within the meaning of Code section 401(k)(10)(A) with respect to which the requirements of Code section 401(k)(10)(B) and
                     (C) are satisfied. Except in conjunction with such a disposition of a subsidiary or substantially all of the assets used in a trade or business of the seller, such a Participant will be considered to have terminated employment only when he or she has severed the employment relationship with all such acquirers and their affiliates.

12.42. TESTING WAGES.

       (a)    An individual's "Testing Wages" for any Plan Year is his or her
              Section 415 Wages for the Plan Year.

       (b) Notwithstanding Subsection (a), in no event will a person's Testing Wages for any Plan Year be taken into account to the extent it exceeds $150,000 (or such other larger amount as may be permitted for the calendar year during which such Plan Year begins under Code section 401(a)(17)).

       (c) The Administrator may, for any Plan Year, adopt any alternative definition of Testing Wages that complies with Code section 414(s) and Treasury Regulations thereunder; provided, that for each purpose under this Plan, the definition so adopted will be uniform throughout any Plan Year.

12.43. TREASURY REGULATIONS. "Treasury Regulations" mean regulations, rulings, notices and other promulgations issued under the authority of the Secretary of the Treasury that apply to, or may be relied upon in the administration of, this Plan.

12.44. TRUST. The "Trust" is that created for purposes of implementing benefits under the Plan.

12.45. TRUSTEE. The "Trustee" is the corporation and/or individual or individuals who from time to time is or are the duly appointed and acting trustee or trustees of the Trust.

                                      ARTICLE
                                         13.
                               Administration of Plan


13.1. NAMED FIDUCIARY. The Company is the "named fiduciary" of the Plan for purposes of the Employee Retirement Income Security Act of 1974, as amended.

13.2.  COMMITTEE.

       (a) The general administration of the Plan on behalf of the Company and the duty to carry out its provisions is vested in a Committee composed of not fewer than three members. One member of the Committee will be the head of the Company's human resources function, a second member of the Committee will be the head of the Company's financial function and a third member of the Committee will be the head of the Company's treasury function. Additional members may be appointed to the Committee by the Company's Board to serve at its pleasure. Each such additional member will file written acceptance of his or her appointment with the Company's Board. A Committee member may resign by delivering his or her written resignation to the Company's Board; and any Committee member, other than the heads of the Company's human resources, financial and treasury functions, may be removed, with or without cause, by resolution of the Company's Board and the delivery of written notice of removal to the removed member. Any resignation or removal will be effective upon delivery of the written resignation or notice of removal, as the case may be, or upon any later date specified therein. Vacancies created by any resignation or removal will be filled by appointment by the Company's Board; provided, that, subject to there being at least three persons serving as Committee members at all times, the Board need not fill any vacancy so created.

       (b) In addition to its general duties and power and authority in connection with the administration of the Plan, the Committee has the discretionary power and authority with respect to -

              (i) The selection, designation and removal of the Administrator, the Trustee and any investment managers of the Fund;

              (ii) The direction of investments of assets comprising the Fund in insurance-company issued deposit administration or similar group annuity contract or contracts; and

              (iii)  In the case of any investment fund maintained pursuant to
                     Section 5.1 the assets of which are primarily invested in one or more insurance company issued deposit administration or group annuity contracts, to determine, from time to time, the portion of such investment fund, if any, that will not be invested in such insurance-company issued contracts and to direct the Trustee as to the specific investments or types of investments with respect to such portion of such investment fund; provided, that nothing contained in this clause (iii) requires the Committee to exercise such power or authority or limits the power or authority of the Committee to delegate any such duties to the Administrator, the Trustee or any investment manager.

       (c) At least annually, the Committee will determine the Plan's funding policy and short-and long-run financial needs and communicate the same to the Trustee and any investment manager of the Fund.

       (d) The Committee will perform its duties in accordance with the following procedures:

              (i) The head of the Company's human resources function will act as the chair of the Committee and will preside over the Committee's meetings;

              (ii) The Committee will designate the head of the Company's human resources function, or such other person as it may determine, to serve as Administrator pursuant to Section 13.3, and may from time to time revoke such designation and designate another person to serve as Administrator. Each such designation must be in writing, and a copy of the designation must be furnished to the Administrator and the Trustee. The person designated to act as Administrator must file a written acceptance with the Committee. Such person's duty hereunder will terminate upon revocation of such designation by the Committee or upon resignation as Administrator by the person so designated. Such revocation or resignation must be in writing and will be effective upon delivery thereof to the Administrator or the Committee as the case may be, and in either case to the Trustee;

              (iii) The Committee will appoint a secretary who may, but need not, be a member of the Committee, and who will keep minutes of the Committee's meetings and perform such other duties as may be specified from time to time by the Committee;

              (iv) The Committee may appoint such subcommittees with such duties and powers as it may specify, and it may delegate administrative powers to one or more of its members or to such other person or entity as it may designate;

              (v) The Committee will meet at such times and places and upon such notice as its members may determine from time to time. A majority of the current membership of the Committee will constitute a quorum for the transaction of business, and all acts of the Committee at any meeting will require, for their validity, the affirmative vote of a majority of the current membership of the Committee;

              (vi) The Committee may adopt bylaws for the conduct of its business, provided such bylaws are not inconsistent with the provisions of this article;

              (vii) No member of the Committee may vote with respect to a decision of the Committee relating solely to his or her own participation under the Plan.

13.3.  ADMINISTRATOR.

       (a) The Administrator designated by the Committee will perform the following administrative duties:

              (i) the determination of initial and continuing eligibility of Employees to participate in the Plan and enrollment of Participants in the Plan;

              (ii) the determination of Participants' entitlement to, and the amount of contributions under the Plan;

              (iii)  the processing of Participants' Beneficiary designations;

              (iv) the review of claims made pursuant to the Plan's benefit claim procedure;

              (v) the computation of the amount of each Participant's Account balances;

              (vi) the authorization of disbursements from the Fund in the form of withdrawals, loans and distributions;

              (vii) the preparation, distribution to Participants and filing with appropriate governmental agencies of such reports, disclosures and forms as are required by law, and retention of copies thereof in the Administrator's files; and

              (viii) such other duties as specified in the Plan or as the
                     Committee may delegate to the Administrator from time to time.

       (b) The Administrator may delegate some or all of his or her duties to such other person as he or she may designate and may from time to time revoke such authority and delegate it to another person. Each such delegation must be in writing, and a copy thereof must be furnished to the person to whom the duty is delegated. Such person must file a written acceptance with the Administrator. Such person's duty hereunder will terminate upon revocation of such authority by the Administrator or upon withdrawal of such acceptance by the person to whom the duty was delegated. Such revocation or withdrawal must be in writing, and will be effective upon delivery of a copy thereof to the person or entity to whom the duty was delegated or to the Administrator as the case may be.

13.4. COMPENSATION AND EXPENSES. An Employee performing administrative duties in connection with the Plan may not receive compensation from the Fund for such services, but is entitled to reimbursement from the Fund for all sums reasonably and necessarily expended in the performance of such duties. The Committee and the Administrator may retain such independent accounting, legal, clerical and other services as may reasonably be required in the administration of the Plan and may pay reasonable compensation from the Fund for such services or may reimburse the Company from the Fund for reasonable compensation paid by the Company for such services. Any such reimbursement or compensation and all other costs of administering the Plan will be paid by the Trustee from the Fund but if not so paid, will be paid by the Company, in either case upon statements issued by the Committee or the Administrator.

13.5. ADOPTION OF RULES. The Committee and the Administrator each have the discretionary power and authority to make and enforce such Plan Rules as the Committee or the Administrator deems necessary or advisable in connection with the administration of the Plan and to modify or rescind any Plan Rule at any time. Plan Rules will be uniform and nondiscriminatory with respect to persons determined by the Committee or the Administrator to be similarly situated.

13.6. DISCRETION. To the extent applicable to their respective administrative duties, the Committee and the Administrator each have the discretionary power and authority to make all determinations necessary for administration of the Plan, except those determinations that the Plan requires others to make, and to construe, interpret, apply and enforce the Plan whenever necessary to carry out its intent and purpose and to facilitate its administration, including, without limitation, the discretionary power and authority to remedy ambiguities, inconsistencies, omissions and erroneous Account balances. In the exercise of discretionary powers, the Committee or the Administrator will treat all persons determined by the Committee or the Administrator to be similarly situated in a uniform and nondiscriminatory manner.

13.7. INDEMNIFICATION. The Participating Employers jointly and severally agree to indemnify and hold harmless, to the extent permitted by law, each director, officer, and employee of any Affiliated Organization against any and all liabilities, losses, costs and expenses (including legal fees) of every kind and nature that may be imposed on, incurred by, or asserted against such person at any time by reason of his or her services in connection with the Plan but only if he or she did not act dishonestly or in bad faith or in willful violation of the law or regulations under which such liability, loss, costs or expense arises. The Participating Employers have the right, but not the obligation, to select counsel and control the defense and settlement of any action for which a person may be entitled to indemnification under this provision.

13.8. BENEFIT CLAIM PROCEDURE. If a request for a benefit by a Participant or Beneficiary of a deceased Participant is denied in whole or in part, he or she may, within 30 days after receipt of notice of the denial, file with the Administrator a written claim objecting to the denial. Not later than 90 days after receipt of such claim, the Administrator will render a written decision on the claim to the claimant. If the claim is denied in whole or in part, the decision will include: the reasons for the denial; a reference to the Plan provision that is the basis for the denial; a description of any additional material or information necessary for the claimant to perfect the claim; an explanation as to why such information or material is necessary; and an explanation of the Plan's claim procedure. Not later than 60 days after receiving the Administrator's written decision, the claimant may file with the Administrator a written request for review of the Administrator's decision, and the claimant or the representative may thereafter review Plan documents that relate to the claim and submit written comments to the Administrator. Not later than 60 days after receiving such request, the Administrator will afford the claimant or the representative an opportunity to present the claim in person to the Administrator. Not later than 60 days after such presentation or, if there is no such presentation, not later than 60 days after the Administrator's receipt of the request for review, the Administrator will render a written decision on the claim, which decision will include the specific reasons for the decision, including references to specific Plan provisions where appropriate. The 90- and 60-day periods during which the Administrator must respond to the claimant may be extended by up to an additional 90 or 60 days, respectively, if special circumstances beyond the Administrator's control so require and if notice of such extension is given to the claimant. A claimant must exhaust the procedure described in this section before pursuing the claim in any other proceeding.

13.9. CORRECTION OF ERRORS. If the Administrator determines that, by reason of administrative error or other cause attributable to a Participating Employer, the Account of any Participant has incurred a loss, the Administrator may enter into an agreement with the Participating Employer under which the Account is fully restored and may, upon such restoration, release the Participating Employer from further responsibility.

                                      ARTICLE
                                        14.
                                   Miscellaneous


14.1. MERGER, CONSOLIDATION, TRANSFER OF ASSETS. If this Plan is merged or consolidated with, or its assets or liabilities are transferred to, any other plan, each Participant will be entitled to receive a benefit immediately after such merger, consolidation or transfer (if such other plan were then terminated) that is equal to or greater than the benefit he or she would have been entitled to receive immediately before such merger, consolidation or transfer (if this Plan had then terminated but without regard to Section 11.4).

14.2.  LIMITED REVERSION OF FUND.

       (a) Except as provided in Subsection (b), no corpus or income of the Trust will at any time revert to any Affiliated Organization or be used other than for the exclusive benefit of Participants and their Beneficiaries by paying benefits and administrative expenses of the Plan.

       (b)    Notwithstanding any contrary provision in the Plan,

              (i) All contributions made by a Participating Employer to the Trustee prior to the initial determination of the Internal Revenue Service as to qualification of the Plan under Code section 401(a) and the tax exempt status of the Trust under Code section 501(a) will be repaid by the Trustee to the Participating Employer, upon the Participating Employer's written request, if the Internal Revenue Service rules that the Plan is not qualified or the Trust is not tax exempt; provided, that the Participating Employer must request such determination within a reasonable time after adoption of the Plan and the repayment by the Trustee to the Participating Employer must be made within one year after the date of denial of qualification of the Plan; and

              (ii) To the extent a contribution is made by a Participating Employer by a mistake of fact or a deduction is disallowed a Participating Employer under Code section 404, the Trustee will repay the contribution to the Participating Employer upon the Participating Employer's written request; provided, that such repayment must be made within one year after the mistaken payment is made or the deduction is disallowed, as the case may be. Each contribution to the Plan by a Participating Employer is expressly conditioned on such contribution's being fully deductible by the Participating Employer under Code section 404.

14.3.  TOP-HEAVY PROVISIONS.

       (a) The provisions of this subsection will apply for any Plan Year during which the Plan is "top heavy."

              (i) Notwithstanding the provisions of Article 3, no contributions will be made and allocated on behalf of any "key employee" for any Plan Year during which the Plan is top heavy unless the amount of contributions (excluding Before-Tax Contributions) made and allocated for such Plan Year on behalf of each


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

                     Participant who is not a key employee and who is employed with an Affiliated Organization on the last day of the Plan Year, expressed as a percentage of the Participant's Testing Wages for the Plan Year, is at least equal to the lesser of

                     (1)    three percent, or

                     (2) the largest percentage of such Testing Wages at which contributions (including Before-Tax Contributions) are made and allocated on behalf of any key employee for such Plan Year.

              (ii) If, in addition to this Plan, an Affiliated Organization maintains another qualified defined contribution plan or one or more qualified defined benefit pension plans during a Plan Year, the provisions of clause (i) will be applied for such Plan Year -

                     (1) by taking into account the employer contributions (other than elective deferrals for a non-key employee) on behalf of the Participant under all such defined contribution plans;

                     (2) without regard to any Participant who is not a key employee and whose accrued benefit, expressed as a single life annuity, under a defined benefit pension plan maintained by the Affiliated Organization for such Plan Year is not less than the product of -

                            (A) the Participant's average Testing Wages for the period of consecutive years not exceeding the period of consecutive years (not exceeding five) when the Participant had the highest aggregate Testing Wages, disregarding years in which the Participant completed less than 1000 Hours of Service, multiplied by

                            (B) the lesser of (I) two percent per year of service, disregarding years of service beginning after the close of the last Plan Year in which such defined benefit plan was a top heavy plan or (II) 20 percent.

              (iii) Notwithstanding Section 7.1(h), each Participant's vested nonforfeitable interest in the portion of his or her Profit Sharing Contribution Account not described in Section 7.1(a) will be determined in accordance with the following schedule:

                                                                       Vested
                            Years of Vesting Service                  Interest
                            ------------------------                  --------
                            Less Than Three Years                         0%
                            Three or More Years                         100%

                     If the Plan ceases to be a top heavy plan, the portion of a Participant's Profit Sharing Contribution Account that has vested pursuant to the foregoing schedule will remain nonforfeitable, notwithstanding the subsequent application of the vesting schedule set forth in Section 7.1(h) to amounts subsequently allocated to the Account.

       (b)   For purposes of Subsection (a),

             (i)

                     (1) The Plan will be a "top-heavy plan" for a particular Plan Year if, as of the last day of the initial Plan Year or, with respect to any other Plan Year, as of the last day of the preceding Plan Year, the aggregate of the Account balances of key employees is greater than 60 percent of the aggregate of the Account balances of all Participants.

                     (2) For purposes of calculating the aggregate Account balances for both key employees and employees who are not key employees:

                            (A) Any distributions made within the five-year period preceding the Plan Year for which the determination is being made, other than a distribution transferred or rolled over to a plan maintained by an Affiliated Organization, will be included;

                            (B) Amounts transferred or rolled over from a plan not maintained by an Affiliated Organization at the initiation of the Participant will be excluded;

                            (C) The Account balances of any key employee and any employee who is not a key employee who has not performed an Hour of Service at any time during the five-year period ending on the date as of which the determination is being made will be excluded; and

                            (D) The terms "key employee" and "employee" include the Beneficiaries of such persons who have died.

             (ii)

                     (1) Notwithstanding the provisions of clause (i), this Plan will not be a top-heavy plan if it is part of either a "required aggregation group" or a "permissive aggregation group" and such aggregation group is not top-heavy. An aggregation group will be top-heavy if the sum of the present value of accrued benefits and account balances of key employees is more than 60 percent of the sum of the present value of accrued benefits and account balances for all Participants, such accrued benefits and account balances being calculated in each case in the same manner as set forth in clause (i).

                     (2) Each plan in a required aggregation group will be top-heavy if the group is top-heavy. No plan in a required aggregation group will be top-heavy if the group is not top-heavy.

                     (3) If a permissive aggregation group is top-heavy, only those plans that are part of an underlying top-heavy, required aggregation group will be top-heavy. No plan in a permissive aggregation group will be top-heavy if the group is not top-heavy.

             (iii) The "required aggregation group" consists of (1) each plan of an Affiliated Organization in which a key employee participates and (2) each other plan of an Affiliated Organization that enables a plan in which a key employee participates to meet the nondiscrimination requirements of Code sections 401(a)(4) or 410.

             (iv) A "permissive aggregation group" consists of those plans that are required to be aggregated and one or more plans (providing comparable benefits or contributions) that are not required to be aggregated, which, when taken together, satisfy the requirements of Code sections 401(a)(4) and 410.

             (v) For purposes of applying clauses (ii), (iii) and (iv) of this Subsection (b), any qualified defined contribution plan maintained by an Affiliated Organization at any time within the five-year period preceding the Plan Year for which the determination being made which, as of the date of such determination, has been formally terminated, has ceased crediting service for benefit accruals and vesting and has been or is distributing all plan assets to participants or their beneficiaries, will be taken into account to the extent required or permitted under such clauses and under Code section 416.

       (c) A "key employee" is any individual who is or was employed with an Affiliated Organization and who, at any time during the Plan Year in question or any of the preceding four Plan Years is or was:

             (i) An officer of the Affiliated Organization (an administrative executive in regular and continued service with the Affiliated Organization) whose Section 415 Wages for such Plan Year exceed 50 percent of the amount in effect under Code section 415(b)(1)(A) for such Plan Year, but in no case will there be taken into account more than the lesser of (a) 50 persons, or (b) the greater of (i) three persons or (ii) ten percent of the number of the Affiliated Organization's employees, excluding for purposes of determining the number of such officers, any employees described in Code section 414(q)(5);

             (ii) The owner of an interest in the Affiliated Organization that is not less than the interest owned by at least ten other persons employed with the Affiliated Organization; provided, that, such owner will not be a key employee solely by reason of such ownership for a Plan Year if he or she does not own more than one-half of one percent of the value of the outstanding interests of the Affiliated Organization or if the amount of his or her Section 415 Wages for such Plan Year is less than the amount in effect under Code section 415(c)(1)(A) for such Plan Year;

             (iii) The owner of more than five percent of the Affiliated Organization's outstanding stock or more than five percent of the total combined voting power of the Affiliated Organization's stock; or

             (iv) The owner of more than one percent of the Affiliated Organization's outstanding stock or more than one percent of the total combined voting power of the Affiliated Organization's stock, whose Section 415 Wages for such Plan Year exceed $150,000.

             For purposes of this Subsection (c), ownership of an Affiliated Organization's stock will be determined in accordance with Code section 318; provided, that subparagraph 318(a)(2)(C) will be applied by substituting the phrase "5 percent" for the phrase "50 percent" wherever it appears in such Code section.

       (d) If, for any Plan Year beginning before January 1, 2000, an Affiliated Organization maintains a qualified defined contribution plan and a qualified defined pension plan, the limitation on combined contributions and accrued benefits will be adjusted by substituting "100 percent" for "125 percent" in the definitions of the defined benefit fraction and the defined contribution fraction in Section 9.7; provided, first, that this Subsection (d) will be applied prospectively only to prohibit additional contributions allocated, and forfeitures reallocated, to and defined benefit accruals for, a Participant and will not reduce any allocations or reallocations made to, or benefits accrued for, such Participant prior to the Plan Year for which it first becomes effective; and, second, that if the Plan would not be a top heavy plan if "90 percent" were substituted for "60 percent" in clause (i)(1) of Subsection (b), this Subsection (d) will not apply if -

             (i) the aggregate employer contributions (other than elective deferrals) under all such qualified defined contribution plans on behalf of each Participant who is not a key employee and who is employed with an Affiliated Organization on the last day of the Plan Year is not less than seven and one-half percent of his or her Testing Wages for the Plan Year, or

             (ii) the accrued benefit for each Participant under the qualified defined benefit pension plan is not less than the benefit described in Subsection (a)(ii)(2), applied by substituting "3 percent" for "2 percent" in item (I) of clause (B) and "30 percent" for "20 percent" in item (II) of clause (B).

14.4. NO EMPLOYMENT RIGHTS CREATED. The establishment and maintenance of the Plan neither gives any Employee a right to continuing employment nor limits the right of an Affiliated Organization to discharge or otherwise deal with the Employee without regard to the effect such action might have on his or her initial or continued participation in the Plan.

14.5. SPECIAL PROVISIONS. Special provisions of the Plan applicable only to certain Participants will be set forth on an exhibit to the Plan. In the event of a conflict between the terms of the exhibit and the terms of the Plan, the exhibit controls.

14.6.  QUALIFIED MILITARY SERVICE.

       (a) The provisions of this section apply only to an Employee who is reemployed on or after October 13, 1996 and whose reemployment rights are protected under the Uniformed Services Employment and Reemployment Rights Act of 1994 ("USERRA") and are intended to comply with the requirements of Code section 414(u).

       (b) Notwithstanding any other provisions of the Plan to the contrary, a Qualified Employee who leaves the employ of a Participating Employer for qualified military service and returns to employment with a Participating Employer will be entitled to the restoration of benefits under the Plan which would have accrued but for the Qualified Employee's absence due to qualified military service.

       (c) A Qualified Employee's Participating Employer will make Before-Tax Contributions on behalf of the Qualified Employee for the Plan Years during which he or she would have been an Active Participant but for his or her qualified military service in the amount by which his or her Eligible Earnings have been reduced in accordance with Section 3.1 and the following additional rules:

             (i) the Qualified Employee may elect to have his or her Eligible Earnings reduced subject to the maximum amount the Qualified Employee could have reduced his or her Eligible Earnings during the period of qualified military service;

             (ii) the Qualified Employee may elect to reduce his or her Eligible Earnings under this subsection at any time during the period that begins on his or her date of reemployment and has the same length as the lesser of five years or the period of the Qualified Employee's qualified military service multiplied by three;

             (iii) the Before-Tax Contributions under this subsection are not subject to the limitations described in Section 9.2 or 9.4.

       (d) A Qualified Employee's Participating Employer will make Matching Contributions with respect to the Qualified Employee's Before-Tax Contributions pursuant to Subsection (c) in the same amount as if such Before-Tax Contributions had actually been made during the Participant's period of qualified military service. The Matching Contributions made pursuant to this subsection are not subject to the limitations described in Section 9.3 or 9.4.

       (e) The following additional rules and conditions apply with respect to qualified military service notwithstanding any contrary provision of the Plan:

             (i) an Employee will not be treated as having incurred a One-Year Break in Service by reason of his or her qualified military service;

             (ii) any period of qualified military service will be counted as Eligibility Service and Vesting Service;

             (iii) for purposes of Section 3.3(b), a Qualified Employee will be treated as employed by the Participating Employer and accruing service during any period of qualified military service;

             (iv) for purposes of determining the Qualified Employee's Eligible Earnings and Section 415 Wages, the Qualified Employee will be treated as receiving compensation from the Participating Employer with whom he or she was employed immediately before the period of qualified military service during the period of qualified military service in an amount equal to the compensation he or she would have received during such period if he or she were not in qualified military service determined based on the rate of pay the Qualified Employee would have received from the Participating Employer but for the absence due to qualified military service; provided, however, if the compensation the Qualified Employee would have received from the Participating Employer is not reasonably certain, then the Qualified Employee's rate of compensation will be equal to his or her average compensation for the 12-month period preceding the qualified military service (or, if shorter, the period of employment immediately preceding the qualified military service);

             (v) contributions on behalf of the Qualified Employee will be subject to the limitations of Article 9 only with respect to the Plan Years to which such contribution relates;

             (vi) the Qualified Employee will not be entitled to any crediting of earnings on contributions for any period prior to actual payment to the Trust; and

             (vii) the Qualified Employee will not be entitled to restoration of any forfeitures which were not allocated to his or her Account as a result of his or her qualified military service.

       (f) For purposes of this section, "qualified military service" means any service in the uniformed services as defined in USERRA by a Qualified Employee who is entitled to reemployment rights with a Participating Employer under USERRA.

14.7. SHORT PLAN YEARS. To the extent required by and in accordance with Treasury Regulations, for the initial Plan Year and any other Plan Year which is less than 12 months long, the dollar limitations in effect for purposes of Code sections 401(a)(17), 414(q), 415 and 416 will be adjusted to reflect the short Plan Year.